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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 7, 2005

                             PERFECTDATA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                               0-12817 95-3087593
         (Commission File Number) (I.R.S. Employer Identification No.)

1445 East Los Angeles Avenue, Simi Valley, CA                     93065
(Address of Principal Executive Offices)                        (Zip Code)

                                 (805) 581-4006
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-d(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))
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                      INFORMATION TO BE INCLUDED IN REPORT

                Section 1 - Registrant's Business and Operations

Item 1.01.        Entry Into a Material Definitive Agreement.

     On March 7, 2005, PerfectData Corporation (the "Company") executed an Agreement and Plan of Merger dated as of March 7, 2005 (the "Merger Agreement") by and among the Company, its recently incorporated (in Delaware) wholly-owned subsidiary PerfectData Acquisition Corporation ("Merger Sub") and Sona Mobile, Inc. ("Sona"). A copy of the Merger Agreement (without exhibits and schedules) is filed as Exhibit 10.1 to this Report and is incorporated herein by this reference. The Company is not aware of any material relationship between the Company and its affiliates and Sona or any of its affiliates other than the Merger Agreement.

     As previously reported, Sona, which was incorporated in 2003 and which is headquartered in Toronto, Canada, develops and markets data applications for mobile devices in the wireless data market place that enable its customers to:
(1) receive streamed data real-time on a continuous basis; (2) execute secure transactions in real-time; (3) exchange data with corporate systems in real-time; and (4) integrate customers' in-house information with publicly available information of news services such as Telerate.

     As previously reported, effective June 1, 2004, Spray Products Corporation ("Spray") had assumed full responsibility for managing the customers of the Company, so that all revenues therefrom were going to Spray and, after obtaining shareholder consent, on November 29, 2004, the related assets of the Company's operating business were sold to Spray. Also, as previously reported, the Board of Directors of the Company had announced its intention not to liquidate the Company, but to continue its search for a merger partner so as to add business operations to the Company.

     As previously reported, the Merger Agreement contemplates that, at the Effective Time (as defined) Sona would be merged into Merger Sub (the "Merger") and the holders of the Sona Common Stock, no par value, and the Sona Series A Preferred Stock, no par value, would exchange such shares for shares of a to-be-designated Series A Convertible Preferred Stock, $.01 par value (the "PerfectData Series A Preferred Stock"), of the Company which, when converted into shares of the Company's Common Stock, $.01 par value (the "Common Stock"), the former securityholders of Sona would own, or have the right to acquire (including by exercise of option, warrant or other right), such number of shares of the Common Stock as would constitute approximately 80% of the shares of the Common Stock on a fully diluted basis as of the Closing Date (as defined). Such percentages of the Common Stock post-Merger could increase (and the corresponding percentage ownership of the pre-Merger stockholders of PerfectData decrease) if the Tangible Net Worth (as defined) of PerfectData is reduced below $1,100,000. A copy of the proposed Certificate of Designations, Preferences and Rights of the Series A Preferred Stock (the "Certificate of Designations") is filed as Exhibit 3(i)(2) to this Report and is incorporated herein by this reference. The Company's Certificate of Incorporation authorizes the Company to issue up to 2,000,000 shares of the Company's Preferred Stock, $.01 par value (the "Preferred Stock"), and the Board of Directors has the authority, without further action by the holders of the outstanding shares of the Common Stock, to issue shares of the Preferred Stock from time

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to  time  in one or  more  classes  or  series,  to fix  the  number  of  shares constituting any class or series and the stated value thereof, if different from the par value, and to fix the terms of any such series or class, including dividend rights, dividend rates, conversion or exchange rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price and the liquidation preference of such class or series. A copy of the Company's Certificate of Incorporation is filed (by incorporation by reference) as Exhibit 3(i)(1) to this Report and is incorporated herein by this reference.

     If the Merger is consummated, the Merger Agreement contemplates that the former shareholders of Sona can earn additional shares of the Common Stock equal to 5% of the shares of the Common Stock on a fully diluted basis as of the Closing Date (the "Additional Shares") if PerfectData and Merger Sub on a consolidated basis have (1) revenues of at least $3,000,000 and a gross profit margin of at least 50% for the fiscal year ending December 31, 2005 ("fiscal 2005") or (2) Aggregate Revenues (as defined) of at least $12,000,000 and Aggregate Gross Profit Margin (as defined) of at least 50% for fiscal 2005 and the fiscal year ending December 31, 2006.

     As set forth in the Certificate of Incorporation, the holders of the Series A Preferred Stock would have, among others, the following rights in addition to conversion rights:

     1. Dividends - quarterly non-cumulative dividends at the rate of 6% per annum when and if declared by the Company's Board of Directors out of funds legally available therefore;

     2. Liquidation preference per share - equal to the dividend of (a) $3,250,000 less the product of (i) the stated value of any shares of the Series A Preferred Stock previously converted and the number of shares of the Series A Preferred Stock so converted divided by (b) the number of shares of the Series A Preferred Stock then outstanding;

     3. Rank - senior to the Common Stock and any other class or series of the capital stock of the Company unless the holders of 50% or more of the then outstanding shares of the Series A Preferred Stock consent otherwise;

     4. Voting rights - (a) the holders vote, as a single class with the holders of the Common Stock, on all matters submitted to a vote of, or the consent of, the holders of the Common Stock, each holder of the Series A Preferred Stock to have that number of votes equal to the largest number of whole shares of the Common Stock as to which such shares of the Series A Preferred Stock are then convertible, and (b) the holders vote as a separate class on any matter which could have an adverse effect on their shares or as to which their consent is necessary; and

     5. Mandatorily convertible - mandatorily convertible into shares of the Common Stock upon the earlier to occur of (a) the authorization of the Company's stockholders to an amendment to the Company's Certificate of Incorporation increasing the authorized shares of the Common Stock to such number as, at a minimum, would permit (i) the conversion of all the shares of the Series A Preferred Stock and (ii) the issuance of the Additional Shares or (b) the fifth anniversary of the Closing Date.

     The Merger Agreement also provides that, if the Merger is consummated, all but one of the five current directors of the Company and both of its executive officers will resign and

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Sona will  designate  their  replacements.  The Company will file a  information statement (the "Information Statement") pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14(f) promulgated thereunder with respect to the Sona designees and mail a copy of the Information Statement to its stockholders at least ten days prior to the anticipated Closing Date.

     If either  PerfectData or Sona terminates the Merger  Agreement  because of
(1) the material breach by the other party of any of its representations, warranties, covenants, agreements or obligations, (2) the other party not fulfilling its conditions precedent to closing or (3) the other party accepting a Superior Proposal (as defined) from an unsolicited third party, the terminating party may collect from the other party $250,000 as liquidated damages and not as a penalty and be reimbursed for its out-of-pocket expenses. In addition, Sona has delivered to PerfectData a draft of its financial statements for its fiscal years ended December 31, 2003 ("fiscal 2003") and 2004 ("fiscal 2004"). One of the conditions precedent in the Merger Agreement to PerfectData closing is the delivery by Sona of audited financial statements for fiscal 2003 and fiscal 2004. If such audited financial statements materially differ from the draft financial statements, then PerfectData may terminate the Merger Agreement and be paid the liquidated damages and be reimbursed for its out-of-pocket expenses as aforesaid. The Merger Agreement also provides that, if the Tangible Net Worth of PerfectData is less than $750,000 on the Closing Date, either Sona or PerfectData may terminate the Merger Agreement, provided that PerfectData pays Sona the liquidated damages and reimburses Sona for its out-of-pocket expenses as aforesaid. PerfectData has the option, prior to the Closing Date, to sell shares of the Common Stock in order to increase its Tangible Net Worth.

     The parties currently anticipate that the Closing Date will be scheduled right after the delivery of the Sona audited financial statements mentioned in the preceding paragraph and compliance is made with Section 14(f) of the Exchange Act as described in the second preceding paragraph, assuming that compliance is made with the other conditions precedent set forth in Articles V and VI of the Merger Agreement (including, without limitation, obtaining the approval by the Sona shareholders of the Merger Agreement and the Merger), or such compliance is waived (except as to such Sona shareholder approval).

     On March 10, 2005, the Company and Sona issued a press release with respect to the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 10.2 to this Report and is incorporated herein by this reference.

                 Section 5 - Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws:
            Change in Fiscal Year.

     (a) Not applicable.

     (b) The Merger Agreement provides that, if the Merger is consummated, then at the Effective Time (i.e., when the Merger becomes effective through the filing of a certificate of merger in the State of Delaware), the Company will change its fiscal year from March 31 to December 31 to match that of Sona. This change will be reflected either in the Company's Current Report on Form 8-K in which the audited financial statements of Sona are filed or in the Company's Quarterly Report on Form 10-QSB for the quarter ending March 31, 2005 if the Effective Time is on or before March 31, 2005. There is no transitional period to be reported.

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                  Section 9- Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

     Not applicable.

     (b) Pro Forma Financial Information.

     Not applicable.

     (c) Exhibits.

Number         Description of Exhibit
   3(i)(1)     Certificate of Incorporation of the Company.(1)
   3(i)(2)     Proposed Certificate of Designations, Preferences and Rights of
               Series A Preferred Stock.(2)
    10.1       Agreement and Plan of Merger dated as of March 7, 2005 by and among the Company, Merger Sub and Sona.(2)
    10.2       Press Release dated March 10, 2005. (2)

________________________

(1) Filed by incorporation by reference to the Company's definitive Consent Solicitation Statement dated October 26, 2004 as filed on November 1, 2004.

(2)       Filed herewith.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PERFECTDATA CORPORATION
                                                  (Registrant)



Date:  March 10, 2005                           By:  /s/ Irene J. Marino
                                                         Irene J. Marino
                                                         Vice President, Finance

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E-3


E-1




Number          Exhibits Filed with Report                                  Page

3(i)(2)         Proposed Certificate of Designations, Preferences           E-2
                and Rights of Series A Preferred Stock

10.1            Agreement and Plan of Merger dated as of March 7,           E-14
                2005 by and among the Company, Merger Sub and Sona.

10.2            Press Release dated March 10, 2005                          E-26

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                                                                       Exhibit E
                                                             to Merger Agreement

                          CERTIFICATE OF DESIGNATIONS,
                             PREFERENCES AND RIGHTS

                                       of

                      SERIES A CONVERTIBLE PREFERRED STOCK

                                       of

                             PERFECTDATA CORPORATION


                    (Pursuant to Section 151 of the Delaware
                            General Corporation Law)

PerfectData Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that, on February 28, 2005, the Board of Directors of the Corporation (the "Board of Directors" or the "Board") pursuant to authority of the Board of Directors as required by
Section 151 of the Delaware General Corporation Law, and in accordance with the provisions of its Certificate of Incorporation and Bylaws, each as amended and restated through the date hereof, has authorized, and hereby authorizes, a series of the Corporation's previously authorized Preferred Stock, $.01 par value per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative, participating, optional or other special rights, preferences, privileges, powers and qualifications, limitations or restrictions thereof as follows:

                           I. DESIGNATION AND AMOUNT

The designation of this series, which consists of _______ shares of Preferred Stock, is the Series A Convertible Preferred Stock (the "Series A Preferred Stock").

                             II. CERTAIN DEFINITIONS

For purposes of this Certificate of Designations, the following terms shall have the following meanings:

A. "Affiliate" has the meaning ascribed to such term in Rule 405 promulgated under the Securities Act of 1933, as amended.

B. "Business Day" means any day other than Saturday, Sunday or any day on which national banks are authorized to be closed in the City of New York, New York.

C. "Common Stock" shall mean the Corporation's Common Stock, $.01 par value per share.
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D.   'Conversion  Date' means,  for (i) any Optional  Conversion  (as defined in
     Article IV, Section A hereof), the date specified in the notice of conversion in the form attached hereto (the "Notice of Conversion'), so long as a copy of the Notice of Conversion is faxed (or delivered by other means resulting in notice) to the Corporation before 5:00 p.m., New York City time, on the Conversion Date indicated in the Notice of Conversion; provided, however, that, if the Notice of Conversion is not so faxed or otherwise delivered before such time, then the Conversion Date shall be the date the holder faxes or otherwise delivers the Notice of Conversion to the Corporation and, if the Notice of Conversion is faxed or otherwise delivered after 5:00 p.m., New York City time, on the Conversion Date indicated in the Notice of Conversion, the Conversion Date shall be the next Business Day, and (ii) for any Mandatory Conversion Event (as defined in Article IV, Section C hereof) that date specified in the notice delivered to the holders of the Series A Preferred Stock being converted pursuant to Article IV.C in the event that such Mandatory Conversion Event occurs.

E. "Conversion Price" means initially $____________ per share and shall be subject to adjustment as provided in Article VIII hereof.

F. "Corporate Change" has the meaning ascribed to such term in Article VIII, Section B hereof.

G. "Delivery Period" has the meaning ascribed to such term in Article IV, Section B(i) hereof.

H. "DGCL" has the meaning ascribed to such term in Article IX, Section A hereof.

I. "Distribution" has the meaning ascribed to such term in Article VIII, Section C hereof.

J. "Dividend Date" has the meaning ascribed to such term in Article III, Section A hereof.

K. "Issuance Date" means, with respect to each share of the Series A Preferred Stock, the Closing Date (as defined) under the Merger Agreement dated as of March 7, 2005 by and among the Corporation, its wholly-owned subsidiary PerfectData Acquisition Corporation and Sona Mobile (the "Merger Agreement") pursuant to which such share of the Series A Preferred Stock will be issued.

L. "Junior Securities" has the meaning ascribed to such term in Article VI hereof.

M. "Liquidation Event" has the meaning ascribed to such term in Article VII, Section A hereof.

N. "Liquidation Preference" has the meaning ascribed to such term in Article VII, Section B hereof.

O. "Majority Holders" means the holders of more than fifty (50%) percent of the then outstanding shares of the Series A Preferred Stock.
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P.   "Mandatory  Conversion  Event"  has the  meaning  ascribed  to such term in
     Article IV, Section C of this Certificate of Designations.

Q. "Market Price" means, for any security (including, without limitation, the Common Stock) as of any date, the Closing Price of such security on the principal Trading Market on which such security is included for trading; provided, that, if there is no trading in the security on a particular Trading Day on the relevant principal Trading Market, the Market Price for that day shall be the Market Price on the last preceding Trading Day on which there was trading in the security on the principal Trading Marking. "Closing Price" means on any particular date (i) the last reported closing price per share of the security on such date on the Trading Market (as reported by Bloomberg L.P. or any similar organization or agency succeeding to its functions of reporting prices ("Bloomberg") at 4:15 p.m. (New York time) as the last reported closing price for regular session trading on such day) or (ii) if there is no such price on such date, then the closing price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg at 4:15 p.m. (New York time) as the closing price for regular session trading on such day), or (iii) if the security is not then listed or quoted on the Trading Market and if prices for the security are then reported in the "pink sheets" published by the Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices ("Pink Sheets")), the most recent price per share of the security as reported, or (iv) if the shares of the security are not then publicly traded, the fair market value of a share of the security as determined in good faith by the Board of Directors of the Company. "Trading Day" means
     (i) a day on which the security is traded on a Trading Market, or (ii) if the security is not quoted on a Trading Market, a day on which the security is quoted in the over-the-counter market as reported by the Pink Sheets; provided, that in the event that the security is not listed or quoted as set forth in (i), and (ii) hereof, then Trading Day shall mean a Business Day. "Trading Market" means the following markets or exchanges on which the security is listed or quoted for trading on the date in question: the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

R. "Optional Conversion" has the meaning ascribed to that term in Article IV, Section A of this Certificate of Designation.

S. "Pari Passu Securities' has the meaning ascribed to such term in Article VI hereof.

T.   "Preferred  Stock  Certificates"  has the meaning  ascribed to such term in
     Article IV, Section B hereof.

U. "Reserved Amount" has the meaning ascribed to such term in Article V hereof.

V.   "Stated Value" means $_____ per share of the Series A Preferred Stock.

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                            III. PAYMENT OF DIVIDENDS

A. Payment. If and when declared by the Board of Directors of the Corporation, in its sole discretion, a cash dividend shall be payable on a non-cumulative basis out of funds legally available therefor, at the rate of six percent (6%) per annum, as to each outstanding share of the Series A Preferred Stock on every successive September 30, December 31, March 31 and June 30 (a "Dividend Date"), unless any such Dividend Date is a non-Business Day, in which event the dividend shall be payable on the next Business Day. Dividends for any period that is less than three (3) calendar months shall be pro-rated based on a 365-day-year. The Corporation shall not declare or pay any dividend for any quarterly period unless the Corporation has sufficient funds legally available for such purchase.

B. Record Date. When and if the Board of Directors declares a quarterly dividend, the dividend shall be payable to the holders of record of the Series A Preferred Stock on the 15th day of the month (if a Business Day; if not, on the next Business Day) immediately preceding the respective Dividend Date or on such other record date as shall be fixed by the Board of Directors, provided that such record date shall not be more than 60 or less than ten days prior to the dividend payment date.

                                 IV. CONVERSION

A. Optional Conversions. Each holder of shares of the Series A Preferred Stock may, at any time and from time to time, convert (an "Optional Conversion") each of his, her or its shares of the Series A Preferred Stock into a number of fully paid and nonassessable shares of the Common Stock determined in accordance with the following formula:

                                  Stated Value
                                Conversion Price

In addition, the holder shall receive with his, her or its shares of the Common Stock accrued, but unpaid,dividends, if any, on the holder's shares of the Series A Preferred Stock through the Conversion Date.

B. Mechanics of Conversion. In order to effect an Optional Conversion, a holder shall: (x) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion to the Corporation (Attention: its Secretary) and (y) surrender or cause to be surrendered the original certificates representing the shares of the Series A Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation or its agency for such purpose, including the Transfer Agent for the Common Stock, as the Corporation may designate to the holders of the Series A Preferred Stock. Upon receipt by the Corporation or its agency of a facsimile copy of a Notice of Conversion from a holder, the Corporation shall promptly send, via facsimile, a confirmation to such holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the shares of the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion. The Corporation shall not be obligated to issue shares of the Common Stock upon a
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conversion  unless either the Preferred Stock  Certificates are delivered to the
Corporation as provided above, or the holder notifies the Corporation that such Preferred Stock Certificates have been lost, stolen or destroyed and delivers the documentation to the Corporation required by Article XI.B hereof.

     (i) Delivery of Common Stock Upon Conversion. Upon the surrender of the Preferred Stock Certificates accompanied by a Notice of Conversion, the Corporation (itself, or through its Transfer Agent for the Common Stock) shall, no later than the later of (a) the third (3rd) Business Day following the Conversion Date and (b) the Business Day following the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity pursuant to Article XI.B) (the "Delivery Period"), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the holder or its nominee (x) that number of shares of the Common Stock issuable upon conversion of such shares of the Series A Preferred Stock being converted and (y) a certificate representing the number of shares of the Series A Preferred Stock not being converted, if any. Notwithstanding the foregoing, in no event shall the Company be required to effect a conversion of shares of the Series A Preferred Stock into less than 1,000 shares of the Common Stock, unless such conversion would result in the conversion of all shares of the Series A Preferred Stock then held by such holder.


     (ii) Taxes. The Corporation shall pay any and all taxes that may be imposed upon it with respect to the issuance and delivery of the shares of the Common Stock upon the conversion of shares of the Series A Preferred Stock, provided however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any shares of the Common Stock in a name other than the holder of the Series A Preferred Stock.

     (iii) No Fractional Shares. No fractional share of the Common Stock shall be issued upon conversion of shares of the Series A Preferred Stock. If, as a result of a holder converting all of the holder's shares of the Series A Preferred Stock, a fractional share would otherwise result, such fractional share shall instead be rounded up or down to the nearest whole share. If, as a result of a holder converting only part of the holder's shares of the Series A Preferred Stock, a fractional share would otherwise result, such fractional share shall be disregarded and the holder shall receive the lower number of full shares; provided, however, that such fractional share shall be taken into consideration when the holder converts the holder's remaining shares of the Series A Preferred Stock.

     (iv) Conversion Disputes. In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of the Common Stock as are not disputed in accordance with subsection (i) above. If such dispute involves the calculation of the Conversion Price, and such dispute is not promptly resolved by discussion between the relevant holder and the Corporation, the Corporation shall submit the disputed calculations to an independent accounting firm (which firm may be the independent registered public accounting firm for the Corporation) via facsimile within three (3) Business Days of receipt of the Notice of Conversion. The accounting firm shall promptly audit the calculations and notify the Corporation and the holder of the results no later than three (3) Business Days from the date it receives the disputed calculations. The accounting firm's calculation shall be deemed conclusive, absent manifest error. The Corporation shall then issue the appropriate number of shares of the Common Stock in accordance with subsection
(i) above. The fees of the accounting firm shall be borne (i) by the Corporation if the holder's calculation of the Conversion Price is closer to the accounting firm's calculation of the Conversion Price and (ii) by the holder if the reverse is true.

C. Mandatory Conversion. A Mandatory Conversion Event shall occur either (i) on the date on which the stockholders of the Corporation, in accordance with
Section 5.11 of the Merger Agreement, authorize an increase in the number of authorized shares of the Common Stock in an amount sufficient at least to permit
(a) the conversion of all shares of the Series A Preferred Stock and (b) the issuance of the Additional Shares (as such term is defined in Section 2.6 of the Merger Agreement) or (ii) on the fifth (5th) anniversary of the Issuance Date.

     (i) Notice to Holders. In the event that the Mandatory Conversion Event has occurred, the Corporation shall, not later than five (5) Business Days after the occurrence thereof, mail a notice to each of the then holders of the Series A Preferred Stock describing the Mandatory Conversion Event and requesting that the holder surrender the certificate or certificates evidencing the shares at its then principal office or at its agency designated for such purpose (which may be the Transfer Agent for the Common Stock).

     (ii) Delivery of Common Stock. As promptly after surrender of the certificate or certificates evidencing shares of the Series A Preferred Stock, the Corporation shall issue and deliver to a holder or, on his, her or its written order, a permitted transferee a certificate or certificates for the number of full shares of the Common Stock issuable upon an Optional Conversion and an adjustment, as provided in Article IV, Section B(iii) hereof in respect of any fractional interest otherwise issuable upon such conversion.

     (iii) Dividends. Notwithstanding anything to the contrary in this Article IV, Section C, the Corporation shall pay in cash accrued but unpaid dividends, if any, said payment to be made simultaneously with the delivery of shares of the Common Stock as provided in subsection (ii) of this Article IV, Section C.

     (iv) Effect of Mandatory Conversion Event. Effective upon the occurrence of a Mandatory Conversion Event, all rights of a holder of the Series A Preferred Stock as a holder of the Series A Preferred Stock shall cease and terminate except the right to receive shares of the Common Stock as provided in subsection
(ii) of this Article IV, Section C and to receive accrued, but unpaid, dividends, as provided in subsection (iii) of this Article IV, Section C and thereafter the holder shall be deemed to be a holder of the Common Stock for the number of shares as to which the holder's shares of the Series A Preferred Stock are convertible pursuant to this Article IV.

                    V. RESERVATION OF SHARES OF COMMON STOCK

As promptly as practicable following the Issuance Date the Corporation shall use its best efforts to obtain stockholder approval of an increase in its authorized but unissued shares of Common Stock in accordance with Section 5.11 of the Merger Agreement and, upon such approval, shall reserve 110% of the number of shares of its authorized but unissued shares of Common Stock for issuance upon conversion of the Series A Preferred Stock. Thereafter, the number of authorized but unissued shares of Common Stock so reserved (the "Reserved Amount") shall at all times be sufficient to provide for the conversion of all of the Series A Preferred Stock outstanding at the then current Conversion Price thereof.

                                    VI. RANK

All shares of the Series A Preferred Stock shall rank (i) prior to (a) the Common Stock and (b) any class or series of capital stock of the Corporation hereafter created (unless, with the consent of the Majority Holders, such class or series of capital stock specifically, by its terms, ranks senior to, or pari passu with, the Series A Preferred Stock) (collectively with the Common Stock, "Junior Securities"); (ii) pari passu with any other class or series of capital stock of the Corporation hereafter created (with the written consent of the Majority Holders) specifically ranking, by its terms, on parity with the Series A Preferred Stock (the "Pari Passu Securities"); and (iii) junior to any class or series of capital stock of the Corporation hereafter created (with the written consent of the Majority Holders obtained in accordance with Article X hereof) specifically ranking, by its terms, senior to the Series A Preferred Stock (collectively, the "Senior Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                           VII. LIQUIDATION PREFERENCE

A. If the Corporation shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 90 consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (a "Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than the preferences and privileges thereof, if any) upon liquidation, dissolution or winding up unless prior thereto the holders of shares of the Series A Preferred Stock shall have received the Liquidation Preference with respect to each share. If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series A Preferred Stock and holders of the Pari Passu Securities, if any, shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series A Preferred Stock and the Pari Passu Securities, if any, shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares. A Corporate Change shall not be deemed a Liquidation Event provided that compliance is made with
Article VIII, Section B hereof. The proposed transaction between the Corporation and Sona Mobile, Inc., a Washington corporation, shall not be deemed a Liquidation Event or a Corporate Change.

B. The "Liquidation Preference" with respect to a share of the Series A Preferred Stock means an amount equal to the dividend of (i) $3,250,000 less the product of (a) the Stated Value of any shares of the Series A Preferred Stock previously converted and (b) the number of shares of the Series A Preferred Stock so converted divided by (ii) the number of shares of the Series A Preferred Stock then outstanding.

                    VIII. ADJUSTMENTS TO THE CONVERSION PRICE

The Conversion Price shall be subject to adjustment from time to time as follows:

A. Stock Splits, Stock Dividends, Etc. If, at any time on or after the Issuance Date, the number of outstanding shares of the Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Conversion Price shall be proportionately reduced and the number of shares of the Common Stock issuable upon conversion shall be proportionately increased, or if the number of outstanding shares of the Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Conversion Price shall be proportionately increased and the number of shares of the Common Stock issuable upon conversion shall be proportionately decreased. In such event, the Corporation shall notify the Corporation's Transfer Agent of such change on or before the effective date thereof.

B. Adjustment Due to Merger, Consolidation, Etc. If, at any time after the Issuance Date, there shall be (i) any reclassification or change of the outstanding shares of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Corporation with any other entity (other than a merger in which the Corporation is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation or (iv) any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) - (iv) above being a "Corporate Change"), then the holders of the Series A Preferred Stock shall thereafter have the right to receive upon conversion, in lieu of the shares of the Common Stock otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to, or in exchange for the number of shares of the Common Stock which would have been issuable upon conversion had such Corporate Change not taken place, and, in any such case, appropriate provisions (in form and substance reasonably satisfactory to the Majority Holders) shall be made with respect to the rights and interests of the holders of the Series A Preferred Stock to the end that the economic value of the shares of the Series A Preferred Stock is in no way diminished by such Corporate Change and that the provisions hereof, including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Corporation, an immediate adjustment shall be made to the Conversion Price so that the Conversion Price immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity's common stock that existed between the Conversion Price and the value of the Corporation's Common Stock immediately prior to such Corporate Change. The Corporation shall not effect any Corporate Change unless the resulting successor or acquiring entity (if not the Corporation) assumes by written instrument (in form and substance reasonable satisfactory to the Majority Holders) the obligations of this Certificate of Designations. The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of the Common Stock authorized and available for issuance upon conversion of the shares of the Series A Preferred Stock outstanding as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

C. Adjustment Due to Distribution. If, at any time after the Issuance Date, the Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of the Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Corporation's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a "Distribution"), then the holders of the Series A Preferred Stock shall be entitled, upon any conversion of shares of the Series A Preferred Stock after the date of record for determining stockholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the holder with respect to the shares of the Common Stock issuable upon such conversion had such holder been the holder of such shares of the Common Stock on the record date for the determination of stockholders entitled to such Distribution. If the Distribution involves rights, warrants, options or any other form of convertible securities and the right to exercise or convert such securities would expire in accordance with its terms prior to the conversion of the Series A Preferred Stock, then the terms of such securities shall provide that such exercise or convertibility right shall remain in effect until 30 days after the date the holder of the Series A Preferred Stock receives such securities pursuant to the conversion hereof.

D. Other Action Affecting Conversion Price. If the Corporation takes any action affecting the Common Stock after the date hereof that would be covered by
Article VIII, Sections A through C, but for the manner in which such action is taken or structured, which would in any way diminish the value of the Series A Preferred Stock, then the Conversion Price shall be adjusted in such manner as the Board of Directors of the Corporation shall in good faith determine to be equitable under the circumstances.


                                IX. VOTING RIGHTS

A. General. Except as otherwise expressly provided elsewhere in this Certificate of Designations or as otherwise required by the Delaware General Corporation Law (the "DGCL"), (i) each holder of the Series A Preferred Stock shall be entitled to vote on all matters submitted to a vote of the stockholders of the Corporation and shall be entitled to that number of votes equal to the largest number of whole shares of the Common Stock into which such holder's shares of Series A Preferred Stock could be converted pursuant to the provisions of
Article IV hereof at the record date for the determination of stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, and (ii) except as otherwise provided herein, the holders of shares of the Series A Preferred Stock and the Common Stock shall vote together (or tender written consents in lieu of a vote) as a single class on all matters submitted for a vote or consent to the stockholders of the Corporation.

B. Notification. The Corporation shall provide each holder of Series A Preferred Stock with prior notification of any meeting of the stockholders (and copies of proxy materials and other information sent to holders of the Common Stock) and a brief statement regarding the business to be transacted at the meeting to the extent known at such time, at least 20 days prior to the date of the meeting or other formal action of shareholders (or 20 days prior to the consummation of the transaction or event if a transaction or fundamental corporate event is to be voted upon, whichever is earlier, but in no event earlier than public announcement of such proposed transaction). Mailing of the proxy or consent solicitation material to the holders of the Series A Preferred Stock simultaneously with the mailing of such material to the holders of the Common Stock shall be deemed in complete satisfaction of the Corporation's notification obligation hereunder.

C. Class Voting. To the extent that under the DGCL the vote of the holders of the Series A Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the Majority Holders (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class.

                            X. PROTECTION PROVISIONS

So long as any shares of the Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by the DGCL) of the Majority Holders:

     (i) alter or change the rights, preferences or privileges of the Series A Preferred Stock, whether through merger, sale, consolidation or otherwise;

     (ii) alter or change the rights, preferences or privileges of any capital stock of the Corporation so as to affect adversely the Series A Preferred Stock, whether through merger, sale, consolidation or otherwise;

     (iii) create any Senior Securities;

     (iv) create any Pari Passu Securities;

     (v) increase or decrease the authorized number of shares of the Series A Preferred Stock;

     (vi) issue any shares of Senior Securities or Pari Passu Securities;

     (vii) redeem or repurchase, or declare or pay any cash dividend, distribution or interest on, any Junior Securities or other outstanding securities of the Company, except pursuant to this Certificate of Designations or for repurchases pursuant to an equity incentive plan approved by the Corporation's Board of Directors in good faith;

     (viii) permit any subsidiary now or hereinafter existing to issue any securities, other than to the Corporation; or

     (ix) amend the Corporation's Certificate of Incorporation or Bylaws.

Furthermore, notwithstanding the foregoing, no change pursuant to this Article X shall be effective to the extent that, by its terms, it applies to less than all of the holders of shares of Series A Preferred Stock then outstanding.

                                XI. MISCELLANEOUS

A. Cancellation of the Series A Preferred Stock. If any shares of the Series A Preferred Stock are converted pursuant to Article IV hereof, the shares so converted shall be canceled, shall return to the status of authorized, but unissued shares of the Preferred Stock of no designated series, and shall not be issuable by the Corporation as shares of the Series A Preferred Stock.

B. Lost or Stolen Certificates. Upon receipt by the Corporation of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, of indemnity (without any bond or other security) reasonably satisfactory to the Corporation, or (z) in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date. However, the Corporation shall not be obligated to reissue such lost or stolen Preferred Stock Certificate(s) if the holder contemporaneously requests the Corporation to convert such Series A Preferred Stock or in the event of a Mandatory Conversion Event.

C. Status as Stockholder. Upon submission of a Notice of Conversion by a holder of the Series A Preferred Stock, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such holder's allocated portion of the Reserved Amount) shall be deemed converted into shares of the Common Stock and (ii) the holder's rights as a holder of such converted shares of the Series A Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of the Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designations. Notwithstanding the foregoing, if a holder has not received certificates for all shares of the Common Stock prior to the sixth (6th) Business Day after the expiration of the Delivery Period with respect to a conversion of the Series A Preferred Stock for any reason, then (unless the holder otherwise elects to retain its status as a holder of the Common Stock by so notifying the Corporation within five (5) Business Days after the expiration of such six (6)-Business-Day period after expiration of the Delivery Period) the holder shall regain the rights of a holder of the Series A Preferred Stock with respect to such unconverted shares of the Series A Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares to the holder. In all cases, the holder shall retain all of its rights and remedies for the Corporation's failure to convert shares of the Series A Preferred Stock.

D.  Transfer.  Subject  to  applicable  law  and  the  legend,  if  any,  on the
certificate(s)  to  be  transferred,   the  Series  A  Preferred  Stock  may  be
transferred at any time and from time to time by the holder thereof.

E. Remedies Cumulative. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate of Designations. The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holders of the Series A Preferred Stock and that the remedy at law for any such breach may be inadequate. The Corporation therefore agrees, in the event of any such breach or threatened breach, that the holders of the Series A Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

     IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation this _____ day of ___________, 2005.


PERFECTDATA CORPORATION



By: /s/ Harris A. Shapiro
Name:  Harris Shapiro
Title:  Chairman of the Board & Chief Executive Officer

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder
                in order to Convert the Series A Preferred Stock)

     The undersigned hereby irrevocably elects to convert ____________ shares of Series A Preferred Stock (the "Conversion"), represented by stock certificate No(s). ___________(the "Preferred Stock Certificates"), into shares of common stock (the "Common Stock") of PerfectData Corporation according to the conditions of the Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. Each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

     The undersigned acknowledges and agrees that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series A Preferred Stock have been or will be made only pursuant to an effective registration of the transfer of the Common Stock under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.


                                      Date of Conversion:

                                      Applicable Conversion Price:

                                      Signature:

                                      Name:

                                      Address:

                          AGREEMENT AND PLAN OF MERGER


                            DATED AS OF MARCH 7, 2005


                                  BY AND AMONG


                             PERFECTDATA CORPORATION


                       PERFECTDATA ACQUISITION CORPORATION


                                       AND


                                SONA MOBILE, INC.

                                TABLE OF CONTENTS


                                                                                                               Page
ARTICLE I                THE MERGER...............................................................................1
   1.1              The Merger....................................................................................1
   1.2              The Closing; Effective Time...................................................................2

ARTICLE II               CONVERSION OF SHARES.....................................................................3
   2.1              Conversion of Shares..........................................................................3
   2.2              Exchange of Certificates......................................................................6
   2.3              Stock Transfer................................................................................8
   2.4              Lost, Stolen or Destroyed Certificates........................................................8
   2.5              Tax Consequences..............................................................................9
   2.6              Additional Shares of PerfectData Common Stock.................................................9

ARTICLE III              REPRESENTATIONS AND WARRANTIES OF PERFECTDATA and MERGER SUB............................10
   3.1              Organization.................................................................................10
   3.2              Subsidiaries.................................................................................10
   3.3              Good Standing................................................................................10
   3.4              Validity.....................................................................................10
   3.5              No Conflict..................................................................................11
   3.6              Capitalization...............................................................................11
   3.7              Obligations with Respect to Capital Stock....................................................12
   3.8              Financial Statements.........................................................................12
   3.9              No Undisclosed Liabilities...................................................................12
   3.10             Absence of Certain Changes or Events Since December 31, 2004.................................12
   3.11             SEC Filings..................................................................................14
   3.12             Contracts and Commitments....................................................................14
   3.13             Title to Property............................................................................15
   3.14             Environmental................................................................................15
   3.15             Bank and Other Accounts......................................................................16
   3.16             Guarantees...................................................................................16
   3.17             Insurance....................................................................................16
   3.18             Tax Matters..................................................................................17
   3.19             Employee Benefits............................................................................18
   3.20             Certain Advances.............................................................................20
   3.21             Licenses and Permits.........................................................................20
   3.22             Proprietary Rights...........................................................................20
   3.23             Labor and Employment Matters.................................................................21
   3.24             Compliance with Law..........................................................................21
   3.25             Litigation...................................................................................21
   3.26             Board Recommendation.........................................................................22
   3.27             Underlying Documents.........................................................................22

   3.28             Brokers or Finders...........................................................................22
   3.29             Foreign Corrupt Practices Act................................................................22
   3.30             Disclosure of Material Facts.................................................................22

ARTICLE IV               REPRESENTATIONS AND WARRANTIES OF SONA..................................................23
   4.1              Organization.................................................................................23
   4.2              Subsidiaries.................................................................................23
   4.3              Good Standing................................................................................23
   4.4              Validity.....................................................................................23
   4.5              No Conflict..................................................................................24
   4.6              Capitalization...............................................................................24
   4.7              Obligations with Respect to Capital Stock....................................................24
   4.8              Financial Statements.........................................................................24
   4.9              No Undisclosed Liabilities...................................................................25
   4.10             Absence of Certain Changes Events Since December 31, 2004....................................25
   4.11             Contracts and Commitments....................................................................26
   4.12             Title to Property............................................................................27
   4.13             Environmental................................................................................27
   4.14             Bank Accounts................................................................................28
   4.15             Guarantees...................................................................................28
   4.16             Insurance....................................................................................28
   4.17             Tax Matters..................................................................................28
   4.18             Employee Benefits............................................................................30
   4.19             Certain Advances.............................................................................31
   4.20             Licenses and Permits.........................................................................31
   4.21             Proprietary Rights...........................................................................32
   4.22             Labor and Employment.........................................................................32
   4.23             Compliance with Law..........................................................................32
   4.24             Litigation...................................................................................32
   4.25             Board Recommendation.........................................................................33
   4.26             Underlying Documents.........................................................................33
   4.27             Brokers or Finders...........................................................................33
   4.28             Foreign Corrupt Practices Act................................................................33
   4.29             Disclosure of Material Facts.................................................................34

ARTICLE V                COVENANTS...............................................................................34
   5.1              Conduct of Business Prior to Closing.........................................................34
   5.2              Stockholder Approval.........................................................................37
   5.3              Updating of the Disclosure Schedules.........................................................38
   5.4              Access to Information........................................................................38
   5.5              Fulfillment of Conditions and Covenants......................................................39
   5.6              Public Announcements.........................................................................39
   5.7              Consents.....................................................................................39
   5.8              Certain Notifications........................................................................39
   5.9              No Solicitation..............................................................................39
   5.10             SEC Filings..................................................................................41

   5.11             PerfectData Stockholders' Meeting............................................................42
   5.12             PerfectData Directors........................................................................42
   5.13             Sona Salary Payments.........................................................................42

ARTICLE VI               CONDITIONS To OBLIGATIONS OF SONA.......................................................43
   6.1              Performance..................................................................................43
   6.2              Representations and Warranties...............................................................43
   6.3              Material Adverse Change......................................................................43
   6.4              Stockholder Approval.........................................................................43
   6.5              Legal Opinion................................................................................43
   6.6              Other Consents...............................................................................43
   6.7              Resignations.................................................................................43
   6.8              Compliance with Financial Conditions.........................................................44
   6.9              PerfectData Employees........................................................................44
   6.10             Stock Purchase Agreement.....................................................................44
   6.11             Consulting Agreement.........................................................................44
   6.12             Shapiro Employment Agreement.................................................................44
   6.13             Schlossman Claims............................................................................44
   6.14             Perfect Data 1999 Authoriation...............................................................45
   6.15             Stock Trading................................................................................45
   6.16             No Litigation................................................................................45
   6.17             Closing Certificates.........................................................................45

ARTICLE VII              CONDITIONS TO OBLIGATION OF PERFECTDATA AND MERGER SUB..................................45
   7.1              Performance..................................................................................45
   7.2              Representations and Warranties...............................................................45
   7.3              Legal Opinion................................................................................45
   7.4              Shareholder Approval.........................................................................45
   7.5              Other Consents...............................................................................46
   7.6              Sona Financial Statements....................................................................46
   7.7              No Litigation................................................................................46
    7.8             Compliance with Financial Condition..........................................................46
   7.9              Closing Certificates.........................................................................46

ARTICLE VIII             termination AND REMEDIES................................................................47
   8.1              Termination..................................................................................47
   8.2              Effect of Termination........................................................................47
   8.3              Termination Reimbursement Payment - PerfectData..............................................48
   8.4              Termination Reimbursement Payment - Sona.....................................................48
   8.5              Sona's Remedy................................................................................48
   8.6              PerfectData's Remedy.........................................................................48

ARTICLE ix               OTHER PROVISIONS........................................................................49
   9.1              Notices......................................................................................49
   9.2              Entire Agreement.............................................................................50

   9.3              Amendment or Modification Agreement; Waiver..................................................50
   9.4              Confidentiality; Non-Disclosure..............................................................50
   9.5              Investigations...............................................................................51
   9.6              Survival of Representations and Warranties...................................................51
   9.7              Fees and Expenses............................................................................51
   9.8              Cooperation; Further Actions and Assurances..................................................51
   9.9              Governing Law................................................................................51
   9.10             Assignment; Third Party Beneficiaries........................................................51
   9.11             Counterparts.................................................................................51
   9.12             Interpretation...............................................................................51
   9.13             Knowledge....................................................................................51
   9.14             Rules of Construction........................................................................51
   9.15             Definition of Business Day...................................................................52


                                     Exhibits to Agreement and Plan of Merger

Exhibit                    Description

A                 Directors and Officers of PerfectData and Merger Sub Post Closing
B                 Merger Sub's Certificate of Incorporation
C                 Merger Sub's Bylaws
D                 PerfectData's Certificate of Incorporation
E                 PerfectData's Certificate of Designations Relating to PerfectData Series A Preferred Stock
F                 PerfectData's Bylaws
G                 PerfectData's Legal Counsel Opinion
H                 Sona's Legal Counsel Opinion

                                           AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is dated as of March 7, 2005 and is by and among PerfectData Corporation, a Delaware corporation ("PerfectData"), PerfectData Acquisition Corporation, a Delaware corporation and wholly- owned subsidiary of PerfectData ("Merger Sub"), and Sona Mobile, Inc., a Washington corporation ("Sona").

RECITALS

     WHEREAS, the respective Boards of Directors of PerfectData, Merger Sub and Sona have approved this Agreement and have approved and declared advisable the merger transaction pursuant to which Sona will be merged with and into Merger Sub on the terms and conditions contained herein (the "Merger") and in accordance with applicable law and have determined that the Merger is fair to, and in the best interest of, their respective stockholders;

     WHEREAS, pursuant to the Merger, among other things, the outstanding shares of the common stock, no par value, of Sona (the "Sona Common Stock") and the Series A Redeemable Convertible Preferred Stock, no par value, of Sona (the "Sona Series A Preferred Stock") shall be converted into the right to receive shares of the Series A Voting Convertible Preferred Stock, $.01 par value, of PerfectData (the "PerfectData Series A Preferred Stock") at the rate set forth herein;

     WHEREAS, PerfectData, as the sole stockholder of Merger Sub, has agreed to approve and adopt this Agreement and approve the Merger on behalf of Merger Sub;

     WHEREAS, for United States federal income tax purposes, the parties intend that the Merger qualify as a reorganization within the meaning of Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS,   each  of  the   parties   hereto   desires   to   make   certain
representations, warranties, covenants and agreements in connection with the Merger and to prescribe various conditions to the Merger;

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties to this Agreement agree as follows:


                                    ARTICLE I
                                   THE MERGER

     Section 1.1. The Merger. Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined in Section 1.2(b) hereof) and in accordance with the applicable terms of state law, (a) Sona will be merged with and into Merger Sub, whereupon the separate existence of Sona shall cease and Merger Sub shall be the surviving corporation in the Merger (the "Surviving Corporation").

Section 1.2.      The Closing; Effective Time.

          (a) The closing of the Merger and the other transactions contemplated by this Agreement (the "Closing") shall take place at the offices of PerfectData's counsel, Wachtel & Masyr, LLP, in New York, New York, on such date as may be mutually agreed upon in writing by PerfectData and Sona. The date on which the Closing actually occurs shall be the "Closing Date."

          (b) At the Closing, the parties shall cause appropriate certificates of merger with respect to the Merger to be executed and filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of Washington, each in accordance with applicable state law. In connection therewith, the Surviving Corporation shall change its name to "Sona Mobile, Inc." and, after PerfectData stockholder approval therefor, PerfectData shall change its name to "Sona Mobile Holdings, Inc." or such other name as may be recommended by the Board of Directors of PerfectData. The Merger shall become effective immediately following the time when the certificate of merger for the Merger has been duly filed with, and accepted by, the Secretary of State of Delaware, or such later time as may be specified in such certificate of merger (the "Effective Time").

          (c) At the Closing, four of the five directors and each of the executive officers of PerfectData and each of the directors and officers of Merger Sub shall resign (except for such officers as Sona may reasonably request to continue in service to facilitate the Closing and the transition of new management) and the directors and executive officers of the Surviving Corporation shall be those persons identified on Exhibit A hereto and the directors and executive officers of PerfectData shall be those persons designated by Sona (except for the PerfectData director remaining in office) and identified in Exhibit A.

          (d) At the Effective Time, the Certificate of Incorporation of the Surviving Corporation (the "Surviving Corporation Charter") shall be in the form attached hereto as Exhibit B, and shall continue in force and effect until amended in accordance with its terms and applicable law.

          (e) At the Effective Time, the Bylaws of the Surviving Corporation (the "Surviving Corporation Bylaws") shall be in the form attached hereto as Exhibit C, and shall continue in force and effect until amended in accordance with its terms, the terms of the Surviving Corporation Charter and applicable law.

          (f) At the Effective Time, the Certificate of Incorporation of PerfectData (the "PerfectData Charter") shall be in the form attached hereto as Exhibit D, as amended by the Certificate of Designations to be filed by PerfectData on or prior to the Closing Date designating shares of the PerfectData Preferred Stock, $.01 par value (the "PerfectData Preferred Stock"), as the PerfectData Series A Preferred Stock in the form of Exhibit E hereto (the "Certificate of Designations"), and shall continue in force and effect until further amended in accordance with its terms and applicable law.

          (g) At the Effective Time, the Bylaws of PerfectData (the "PerfectData Bylaws") shall be in the form attached hereto as Exhibit F, and shall continue in full force until amended in accordance with their terms, the terms of the PerfectData Charter and applicable law.

          (h) The 2000 Stock Option Plan of PerfectData (the "PerfectData Option Plan") shall continue in effect.

          (i) At the Effective Time, the fiscal year of each of PerfectData and Merger Sub shall change from March 31 to December 31.


                                   ARTICLE II
                              CONVERSION OF SHARES

     Section 2.1. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of Merger Sub, PerfectData or Sona:

          (a) Each share of the common stock, $.001 par value, of Merger Sub (the "Merger Sub Common Stock") issued and outstanding at the Effective Time shall continue to be outstanding, with the same rights and privileges, and such shares shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

          (b) Each share of the Sona Common Stock, and each share of the Sona Series A Preferred Stock, issued and outstanding at the Effective Time shall cease to be outstanding and shall be converted into that number of fully paid and nonassessable shares of the PerfectData Series A Preferred Stock so as to give effect to the intent of the parties expressed in Sections 2.1(f) and 2.1(g) hereof. As of the Effective Time, each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of the Sona Common Stock or the Sona Series A Preferred Stock shall cease to have any rights with respect thereto, except the right to receive a certificate or certificates representing the number of whole shares of the PerfectData Series A Preferred Stock into which such shares have been converted. Each authorized share of the Sona Preferred Stock, no par value (the "Sona Preferred Stock"), that has not been designated as a share of the Sona Series A Preferred Stock shall cease to be authorized.

          (c) Each previously granted or issued option, warrant or other right to acquire shares of the Sona Common Stock, if any, other than the Sona Series A Preferred Stock, shall cease to be outstanding and shall be converted into an option (a "PerfectData Option") to acquire that number of fully paid and nonassessable shares of the PerfectData Common Stock so as to give effect to the intent of the parties expressed in Sections 2.1(f) and (g) hereof. As of the Effective Time, each holder claiming an option, warrant or other right to acquire shares of Sona Common Stock, other than the Sona Series A Preferred Stock, shall cease to have any rights with respect thereto, except the right to receive a PerfectData Option representing the number of whole shares of the PerfectData Common Stock which such option represents in accordance with the preceding sentence.

          (d) Each share of the common stock, $.01 par value, of PerfectData (the "PerfectData Common Stock") issued and outstanding at the Effective Time shall continue to be outstanding, with the same rights and privileges.

          (e) Each option or warrant to purchase shares of the PerfectData Common Stock issued and outstanding at the Effective Time shall continue to be outstanding, with the same rights and privileges, and shall continue to be exercisable in accordance with its terms until its expiration date.

          (f) Following the issuance of the shares of the PerfectData Preferred Stock to the holders of the Sona Common Stock and the Sona Series A Preferred Stock, it is the intent of the parties that:


               (i) The  shares  of  PerfectData  to be  held  by the  pre-Merger holders of the PerfectData Common Stock shall be equal to approximately 20% of the shares of the PerfectData Common Stock (subject to the adjustment provisions of Section 2.1(g) hereof), which 20% shall take into account (A) all shares of the PerfectData Common Stock issued and outstanding on the Closing Date and any shares of the PerfectData Common Stock to be issued pursuant to commitments outstanding on the Closing Date, (B) all warrants to purchase shares of the PerfectData Common Stock outstanding on the Closing Date, (C) all options to purchase shares of the PerfectData Common Stock outstanding on the Closing Date and all commitments, if any, to grant options existing on the Closing Date, but excluding (1) those shares reserved under the PerfectData Option Plan as to which no options have been granted and no commitment for a grant given and (2) the remaining 76,000 shares of the PerfectData Common Stock currently reserved under the April 1, 1999 authorization of the PerfectData Board of Directors to sell, at $.05 per share, options or warrants exercisable at $1.56 per share (the "PerfectData 1999 Authorization") and for which no options or warrants have been granted and no commitment for a grant given and (D) any other right, if any, to acquire shares of the PerfectData Common Stock existing on the Closing Date, including, without limitation, securities convertible into shares of the Perfect Data Common Stock.

               (ii) The shares of the PerfectData Series A Preferred Stock to be issued to the holders of the Sona Common Stock and the Sona Series A Preferred Stock, when converted into shares of the PerfectData Common Stock, shall be equal to approximately 80% of the shares of the PerfectData Common Stock (subject to the adjustment provisions of Section 2.1(g)), which 80% shall take into account (A) all shares of the Sona Common Stock issued and outstanding on the Closing Date, including, without limitation, any restricted shares even if subject to forfeiture, and any shares of the Sona Common Stock to be issued pursuant to commitments outstanding on the Closing Date, (B) all shares of the Sona Series A Preferred Stock issued and outstanding on the Closing Date, (C) all warrants, if any, to purchase shares of the Sona Common Stock outstanding on the Closing Date, (D) all options, if any, to purchase shares of the Sona Common Stock and all commitments, if any, to grant options existing on the Closing Date and (E) any other right to acquire shares of the Sona Common Stock existing on the Closing Date, including, without limitation, securities convertible into shares of the Sona Common Stock and securities to be issued at the Closing to Colebrooke Capital, Inc. ("Colebrooke") in payment of its finder's fee pursuant to Section
               4.27 hereof.

          (g) At the Closing, PerfectData shall have a minimum of $1,100,000 in "Tangible Net Worth" (as defined in subsection (ii) below). In the event that PerfectData's Tangible Net Worth is less than $1,100,000, the aggregate number of shares of the PerfectData Series A Preferred Stock issuable pursuant to
Section 2.1(b) shall be adjusted as follows:

               (i) If the Tangible Net Worth is less than $1,100,000, the number of shares issuable to the Sona shareholders shall be adjusted so that the percentage of shares of the PerfectData Common Stock to be held by the pre-Merger holders of the PerfectData Common Stock shall be reduced by an amount equal to (A) the product of (1) the amount of the reduction in Tangible Net Worth below $1,100,000 and (2) 20 divided by (B) $2,000,000. The amount computed pursuant to the preceding sentence shall be rounded up or down to the nearest tenth of a percent. Notwithstanding anything in this
               Section 2.1(g) to the contrary, if the Tangible Net Worth is less than $750,000, either PerfectData or Sona may terminate this Agreement by notice to the other in the manner set forth in
               Section 9.1 hereof, provided that PerfectData pays Sona the termination reimbursement fee set forth in Section 8.3 hereof.

               (ii) For purposes of this Section 2.1, "Tangible Net Worth" shall mean, as of the Closing Date, PerfectData's cash and cash equivalents and other tangible assets minus total liabilities. Total liabilities shall include not only those liabilities reflected in a balance sheet, but also any commitments and contingencies that are not reflected in a balance sheet in accordance with United States generally accepted accounting principles ("GAAP"). If the Closing Date is on or after April 15, 2005, PerfectData may increase the Tangible Net Worth by the costs, not to exceed $75,000 of PerfectData preparing and filing its Annual Report on Form 10-KSB for its fiscal year ending March 31, 2005. PerfectData shall prepare a balance sheet as of a date not more than ten days prior to the anticipated Closing Date (the "Closing

               Balance Sheet"). The Closing Balance Sheet shall be reviewed by PerfectData's independent registered public accounting firm,
               Singer Lewak Greenbaum & Goldstein LLP, in the same manner as such firm reviews the quarterly reports of PerfectData, and a copy thereof indicating such review shall be delivered to Sona not later than two Business Days (as such term is defined in
               Section 9.15 hereof) prior to the anticipated Closing Date. The Closing Balance Sheet shall be prepared in a manner consistent with, and in a format comparable to, the balance sheets included in the PerfectData Financial Statements (as defined in Section
               3.8 hereof), except that total liabilities shall include any commitments and contingencies as set forth above in this Section 2.1(g)(ii). At the Closing, PerfectData's Chief Financial Officer shall certify the Tangible Net Worth as of the Closing Date as determined in accordance with this Section 2.1(g)(ii). Notwithstanding anything in the Agreement to the contrary, PerfectData may, at any time prior to the Closing Date, raise additional equity capital through the sale of shares of the PerfectData Common Stock to increase the Tangible Net Worth;
               provided, however, that, without the prior written consent of Sona, which consent may not be unreasonably withheld, PerfectData may not sell shares to any single person or group of persons in a single transaction if such person or group of persons would, as a result, own 5% or more of the issued and outstanding shares of the PerfectData Common Stock on a fully diluted basis (including giving effect to conversion of the shares of the PerfectData Series A Preferred Stock) after the Merger unless such person or group of persons owned 5% or more of the issued and outstanding PerfectData Common Stock before the Merger. In connection with any such sale, PerfectData may grant "piggyback" registration rights under the Securities Act of 1933, as amended (the "Securities Act"), with respect to up to 150,000 shares of the PerfectData Common Stock.

          (h) No fraction of a share of the PerfectData Series A Preferred Stock shall be issued in connection with the Merger. In the event a holder of the Sona Common Stock or the Sona Series A Preferred Stock would otherwise be entitled to a fraction of a share of the PerfectData Series A Preferred Stock, such fractional share shall be rounded up or down to the nearest whole share. Similarly, PerfectData Options shall be adjusted so they are not exercisable for fractional shares of the PerfectData Common Stock.

     Section 2.2. Exchange of Certificates.

          (a) Exchange Agent. As of the Effective Time, PerfectData shall deposit, or shall cause to be deposited, with U.S. Stock Transfer Corporation (the "Exchange Agent"), for the benefit of the holders of the Sona Common Stock and the Sona Series A Preferred Stock, for exchange in accordance with this
Article II, through the Exchange Agent, certificates evidencing shares of the PerfectData Series A Preferred Stock in such amount that the Exchange Agent possesses such number of shares of the PerfectData Series A Preferred Stock as are required to provide all of the consideration required to be exchanged by PerfectData pursuant to the provisions of this Article II (such certificates for shares of the PerfectData Series A Preferred Stock, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund"). The Exchange Agent shall, pursuant to irrevocable instructions, deliver shares of the PerfectData Series A Preferred Stock out of the Exchange Fund in accordance with Section 2.1 hereof. Except as contemplated by Section 2.2(f) hereof, the Exchange Fund shall not be used for any other purpose.

          (b) Exchange Procedures. As soon as reasonably practicable after the Effective Time, PerfectData will instruct the Exchange Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time evidenced outstanding shares of the Sona Common Stock or the Sona Series A Preferred Stock (the "Certificates"): (i) a letter of transmittal (which is reasonably agreed to by PerfectData and Sona and shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to and receipt by the Exchange Agent and shall be in such form and have such other provisions as PerfectData or the Exchange Agent may reasonably specify); and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates evidencing shares of the PerfectData Series A Preferred Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed, and such other customary documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor (A) certificates evidencing that number of whole shares of the PerfectData Series A Preferred Stock which such holder has the right to receive in respect of the shares of the Sona Common Stock or the Sona Series A Preferred Stock formerly evidenced by such Certificate in accordance with Section 2.1 hereof, and (B) any dividends or other distributions to which such holder is entitled pursuant to Section 2.2(c) hereof (the shares of the PerfectData Series A Preferred Stock, dividends and distributions described in clauses (A) and (B) being collectively referred to herein as the "Merger Consideration"), and the Certificates so surrendered shall forthwith be cancelled. In the event of a transfer of ownership of shares of the Sona Common Stock or the Sona Series A Preferred Stock which is not registered in the transfer records of Sona, a certificate evidencing the proper number of shares of the PerfectData Series A Preferred Stock may be issued in accordance with this Article II to a transferee if the Certificate evidencing such shares of the Sona Common Stock or the Sona Series A Preferred Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid and that the transfer is permitted under the Securities Act and any applicable state securities laws. Until surrendered as contemplated by this
Section 2.2, each Certificate shall be deemed at any time after the Effective Time to evidence only the right to receive upon such surrender the Merger Consideration.

          (c) Distributions With Respect To Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time with respect to the PerfectData Series A Preferred Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of the PerfectData Series A Preferred Stock evidenced thereby, and no other part of the Merger Consideration shall be paid to any such holder, until the holder of such Certificate shall surrender such Certificate. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the holder of the certificates evidencing shares of the PerfectData Series A Preferred Stock issued in exchange therefor, without interest, (i) promptly, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of the PerfectData Series A Preferred Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions, with a record date after the Effective Time but prior to surrender and a payment date occurring after surrender, payable with respect to such shares of the PerfectData Series A Preferred Stock. No interest shall be paid on the Merger Consideration.

          (d) No Further Rights in Sona Shares. All shares of the PerfectData Series A Preferred Stock (and other Merger Consideration) issued upon conversion of the shares of the Sona Common Stock and the Sona Series A Preferred Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of the Sona Common Stock and the Sona Series A Preferred Stock.

          (e) Termination of Exchange Fund. Any portion of the Exchange Fund which remains undistributed to the holders of shares of the Sona Common Stock and the PerfectData Series A Preferred Stock for six months after the Effective Time shall be delivered to PerfectData, upon demand, and, subject to Section 2.2(f) hereof, any holders of shares of the Sona Common Stock and the Sona Series A Preferred Stock who have not theretofore complied with this Article II shall thereafter look only to PerfectData for the Merger Consideration to which they are entitled.

          (f) No Liability. Neither PerfectData nor Sona shall be liable to any holder of shares of the Sona Common Stock and the Sona Series A Preferred Stock for any such shares of the PerfectData Series A Preferred Stock (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

          (g) Withholding Rights. PerfectData shall be entitled to deduct and withhold, or cause the Exchange Agent to deduct and withhold, from the consideration otherwise payable pursuant to this Agreement to any holder of shares of the Sona Common Stock and the Sona Series A Preferred Stock the minimum amounts (if any) that PerfectData is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by PerfectData, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of the Sona Common Stock or the Sona Series A Preferred Stock in respect of which such deduction and withholding was made by PerfectData.

     Section 2.3. Stock Transfer. At the Effective Time, the stock transfer books of Sona shall be closed and no transfer of shares of the Sona Common Stock or the Sona Series A Preferred Stock shall be made thereafter.

     Section 2.4. Lost, Stolen or Destroyed Certificates. In the event that any Sona share certificates shall have been lost, stolen or destroyed, PerfectData
shall  issue  in  respect  of  such  lost,   stolen  or  destroyed   Sona  share
certificates, upon the making of a satisfactory affidavit of that fact by the holder thereof and upon the execution by such holder of an agreement to indemnify PerfectData, in such form as PerfectData may reasonably request, against any claim
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that may be made  against  it with  respect to such  certificates,  certificates representing the shares of the PerfectData Series A Preferred Stock as may be required to be issued pursuant to this Article II.

     Section 2.5. Tax Consequences. For United States federal income tax purposes, it is intended by the parties hereto that the Merger qualify as a reorganization within the meaning of Section 368(a)(2)(D) of the Code. The execution and delivery of this Agreement by each party shall be considered the adoption of a plan of reorganization by such party for purposes of Section 368(a)(2)(D) of the Code.

Section 2.6 Additional Shares of PerfectData Common Stock.

          (a) At the  Closing,  PerfectData  shall  direct U.S.  Stock  Transfer
Corporation, as the Transfer Agent for the PerfectData Common Stock (the "Transfer Agent"), (i) to reserve that number of shares of the PerfectData Common Stock (the "Additional Shares") as would constitute 5% of the issued and outstanding shares of the PerfectData Common Stock on a fully diluted basis computed in accordance with Section 2.1(f) hereof and (ii) to maintain a list of the names and addresses of the shareholders of Sona who received shares of the PerfectData Series A Preferred Stock as of the Closing Date and the number of shares received by each.

          (b) If, upon the receipt of the consolidated financial statements for the fiscal year ending December 31, 2005 ("Fiscal 2005") as audited by the then independent registered public accounting firm (the "IRPAF") for PerfectData, the then President of PerfectData (the "President") concludes, after his review thereof, that PerfectData has revenues of less than $3,000,000 and/or a gross profit margin lower than 50%, he shall take no action for Fiscal 2005 with respect to requesting issuance of the Additional Shares. If, on the other hand, he concludes that PerfectData has (i) revenues of at least $3,000,000 and (ii) a gross profit margin of at least 50% as reported in the statement of operations for Fiscal 2005 (the "2005 Statement of Operations") included in such audited financial statements, he shall direct the Transfer Agent to issue the Additional Shares to the same persons and in the same proportions as the shareholders of Sona received shares of the PerfectData Series A Preferred Stock as of the Closing Date.

          (c) In the event that PerfectData did not meet the requirements set forth in Section 2.6(b) hereof for issuance of the Additional Shares, but, in the opinion of the President, after he has reviewed the consolidated financial statements for the fiscal year ending December 31, 2006 ("Fiscal 2006") audited by the then IRPAF for PerfectData, PerfectData has (i) Aggregate Revenues (as herein defined) of at least $12,000,000 and (ii) an Aggregate Gross Profit
Margin (as herein defined) of at least 50% based on the 2005 Statement of Operations and PerfectData's statement of operations for the year ending December 31, 2006 (the "2006 Statement of Operations") included in its audited financial statements for Fiscal 2006, then, he shall direct the Transfer Agent to deliver the Additional Shares to the same persons and in the same proportions as the shareholders of Sona received shares of the PerfectData Series A Preferred Stock as of the Closing Date. For the purpose of this Section 2.6(c), "Aggregate Revenues" shall mean the
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sum of the revenues as reported in the 2005 Statement of Operations and the 2006
Statement of Operations and "Aggregate Gross Profit Margin" shall mean the gross profit margin computed on the basis of the revenues and cost of goods sold reported in the 2006 Statement of Operations and the 2005 Statement of Operations being aggregated.

          (d) No fraction of a share of the PerfectData Common Stock shall be issued to a former Sona shareholder as a result of the proration provided in subsections (b) or (c) of this Section 2.6. In the event a holder would otherwise be entitled to a fraction of a share, such fractional share shall be rounded up or down to the nearest whole share.

                                  ARTICLE II I
          REPRESENTATIONS AND WARRANTIES OF PERFECTDATA AND MERGER SUB

     PerfectData and Merger Sub represent and warrant to Sona, as of the date hereof and hereafter through and including the Closing Date, as follows, in each case subject to the exceptions set forth in the disclosure statement delivered by PerfectData to Sona prior to the execution of this Agreement (the "PerfectData Disclosure Statement"). The PerfectData Disclosure Statement is arranged in Schedules corresponding to the numbered and lettered sections and subsections of this Article III, and the disclosure in any Schedule of the PerfectData Disclosure Statement shall qualify only the corresponding Section of this Article III.

     Section 3.1. Organization. Each of PerfectData and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and assets in the manner in which such properties and assets are now owned, leased and operated. Neither PerfectData nor Merger Sub is currently engaged in an operating business. Prior to the date hereof, each of PerfectData and Merger Sub has delivered to Sona true and complete copies of its certificate of incorporation (the "PerfectData Charter" and the "Merger Sub Charter," respectively) and its bylaws (the "PerfectData Bylaws" and the "Merger Sub Bylaws," respectively), as currently in effect.

     Section 3.2. Subsidiaries. PerfectData does not own any equity interest, directly or indirectly, in any corporation, partnership, limited liability company, joint venture, firm or other entity other than Merger Sub and except for the investments disclosed in Schedule 3.2 of the PerfectData Disclosure Statement.

     Section 3.3. Good Standing. Each of PerfectData and Merger Sub is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its owned or leased properties or the nature of its activities makes such qualification necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a PerfectData Material Adverse Effect (as defined in Section 3.10(b) hereof).

     Section 3.4. Validity. Each of PerfectData and Merger Sub has full power and authority to execute and deliver this Agreement and all of the other agreements and documents referred to herein, executed in connection herewith or contemplated hereby to which PerfectData or Merger Sub is or will be a party and to perform its obligations hereunder and to consummate the transactions contemplated hereby (assuming that, subsequent to the Effective Time, the stockholders of PerfectData approve (a) an increase in the authorized shares of the PerfectData
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Common Stock in an amount at least  sufficient  to permit (i)  conversion of the
PerfectData Series A Preferred Stock and (ii) the Additional Shares that may be issued pursuant to Section 2.6 hereof and (b) to change the name of PerfectData to "Sona Mobile Holdings, Inc." or such other name as the Board of Directors of PerfectData may recommend). This Agreement constitutes the valid and binding obligation of each of PerfectData and Merger Sub enforceable in accordance with its terms, subject to bankruptcy, insolvency or other laws affecting creditors' rights generally and general principles of equity affecting remedies. The execution and delivery of this Agreement by PerfectData and Merger Sub and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of each of PerfectData and Merger Sub and, other than the stockholder approval described in this Section 3.4, such execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not require the consent, approval or authorization of any person, public authority, self-regulatory authority or other entity.

     Section 3.5. No Conflict. The execution and delivery of this Agreement by PerfectData and Merger Sub and the performance of their obligations hereunder
(a) are not in violation or breach of, and will not conflict with or constitute a default under any of the terms of the PerfectData or Merger Sub Charters or PerfectData or Merger Sub Bylaws or any note, debt instrument, security agreement, deed of trust or mortgage or any other contract, agreement or commitment binding upon PerfectData or Merger Sub or any of their assets or properties, (b) will not result in the creation or imposition of any lien, security interest, encumbrance, equity or restriction in favor of any third party upon any of the assets or properties of PerfectData or Merger Sub and (c) will not conflict with or violate any applicable law, regulation, judgment, order or decree of any government, governmental instrumentality, self-regulatory authority or court having jurisdiction over PerfectData or Merger Sub or any of their assets or properties.

     Section 3.6. Capitalization.

          (a) PerfectData's authorized capital stock consists of (i) 10,000,000 shares of the PerfectData Common Stock, of which 6,359,530 shares are currently issued and outstanding, (ii) 2,000,000 shares of the "blank check" PerfectData Preferred Stock, no shares of which are currently issued and outstanding, and
(iii) options,  warrants and other rights to acquire  shares of the  PerfectData
Common Stock as to which an aggregate of 2,106,000 shares of the PerfectData Common Stock are reserved and options and warrants are currently issued and outstanding to purchase, in the aggregate, up to 348,500 shares of the PerfectData Common Stock, as set forth in detail in Schedule 3.6 of the PerfectData Disclosure Statement.

          (b) The authorized capital stock of Merger Sub consists of 100 shares of the Merger Sub Common Stock, of which 100 shares are currently issued and outstanding and owned (beneficially and of record) by PerfectData. Except as contemplated in this Agreement, Merger Sub does not hold, nor has it held, any assets or incurred any liabilities nor has carried on any business activities other than in connection with the Merger and the related transactions contemplated in this Agreement.

          (c) All of the issued and outstanding shares of the PerfectData Common Stock and the Merger Sub Common Stock have been duly authorized, validly issued and fully paid, are nonassessable and are free of any preemptive or similar rights.
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

          (d) All of the shares of the PerfectData Series A Preferred Stock to be issued in consideration of the Merger, and all of the shares of the PerfectData Common Stock to be issued upon the conversion of the shares of the PerfectData Series A Preferred Stock in accordance with the terms thereof, have been duly authorized and, upon their respective issuances, will be validly issued and fully paid, nonassessable and free of any preemptive or similar rights.

     Section 3.7. Obligations with Respect to Capital Stock. Except for the options and warrants set forth in Schedule 3.7 of the PerfectData Disclosure Statement, neither PerfectData nor Merger Sub has any commitment or obligation to issue, deliver or sell, under any offer, subscription, stock option agreement, stock bonus agreement, stock purchase plan, incentive compensation plan, warrant, call, conversion right or otherwise, any shares of PerfectData or Merger Sub capital stock or other securities, except as contemplated under this Agreement. There are no stockholder agreements, voting agreements, voting trusts or other similar arrangements which may have the effect of restricting or limiting the transfer, voting or other rights associated with the capital stock of PerfectData or Merger Sub.

     Section 3.8. Financial Statements. Each of the financial statements (including, in each case, any related notes thereto) (the "PerfectData Financial Statements") contained in the PerfectData SEC Reports (as defined in Section
3.11 hereof) filed by PerfectData with the Securities and Exchange Commission (the "SEC") (a) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q or Form 10-QSB under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (b) fairly presented the financial position of PerfectData as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, consistent with the books and records of the PerfectData, except that the unaudited financial statements were or are subject to normal and recurring year-end adjustments which were not, or are not expected to be, material in amount.

     Section 3.9. No Undisclosed Liabilities. Neither PerfectData nor Merger Sub has any liabilities (absolute, accrued, contingent or otherwise) other than liabilities or obligations (a) included in the PerfectData Financial Statements,
(b) incurred since December 31, 2004 in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would not reasonably be expected to have a PerfectData Material Adverse Effect (as defined in Section 3.10(b) hereof), (c) under this Agreement, or (d) as disclosed in Schedule 3.9 of the PerfectData Disclosure Statement, which, individually or in the aggregate, would not reasonably be expected to have a PerfectData Material Adverse Effect.

     Section 3.10. Absence of Certain Changes or Events Since December 31, 2004. Since December 31, 2004, except for the transactions contemplated by this Agreement or as set forth in Schedule 3.10 of the PerfectData Disclosure Statement or in a PerfectData SEC Report (as defined in Section 3.11 hereof):

          (a) Neither PerfectData nor Merger Sub has sustained any damage, destruction or loss (including, without limitation, by reason of revocation of license or right to do
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

business, total or partial termination,  suspension,  default or modification of
contracts,    governmental   or   self-regulatory    restriction,    regulation,
investigation or inquiry).

          (b) No PerfectData Material Adverse Effect (as defined herein) has occurred. For purposes of this Agreement, "PerfectData Material Adverse Effect" shall mean any change or effect that is, or could reasonably be expected to be, materially adverse to the assets and liabilities (taken together as a whole), capitalization or condition (financial or otherwise) of PerfectData and Merger Sub, taken as a whole, other than any change or effect (i) relating to the economy in general or (ii) arising out of any actions taken or announced by PerfectData or Merger Sub at the request or direction of Sona, or any inaction or failure to act by PerfectData or Merger Sub at the request or direction of Sona.

          (c) Neither PerfectData nor Merger Sub has issued, or authorized for issuance, any equity, debt or other security of PerfectData or Merger Sub, and neither PerfectData nor Merger Sub has granted, or entered into, any commitment or obligation to issue or sell any such equity, debt or other security of PerfectData or Merger Sub whether pursuant to any offer, underwriting or placement agent agreement, stock option agreement, stock bonus agreement, stock purchase plan, incentive compensation plan, warrant, call, conversion right or otherwise.

          (d) Neither PerfectData nor Merger Sub has incurred additional debt for borrowed money, or incurred any other obligation or liability (fixed, contingent or otherwise) except in the ordinary and usual course of its business and consistent with past practices.

          (e) Neither PerfectData nor Merger Sub has authorized, declared, paid or effected any dividend, payment or other distribution on or with respect to any share of PerfectData or Merger Sub capital stock.

          (f) Neither PerfectData nor Merger Sub has purchased, redeemed or otherwise acquired or committed itself to acquire, directly or indirectly, any share or shares of capital stock of PerfectData or Merger Sub.

          (g) Neither PerfectData nor Merger Sub has mortgaged, pledged or otherwise encumbered or subjected to lien any PerfectData or Merger Sub assets or properties, tangible or intangible, except for liens for current taxes which are not yet due and payable and other liens arising out of the ordinary and usual course of business.

          (h) Neither PerfectData nor Merger Sub has entered into any material transaction or contract, nor has either PerfectData or Merger Sub waived any right of substantial value or canceled any material debts or claims or voluntarily suffered any extraordinary losses.

          (i) Neither PerfectData or Merger Sub has effected any amendment or supplement to, or extension of, any employee profit-sharing, stock option, stock purchase, pension, bonus, incentive, retirement, medical reimbursement, life insurance, deferred compensation or any other employee benefit plan or arrangement, nor has either of PerfectData or Merger Sub implemented or paid any material salary increases, bonuses or similar payments.

          (j) PerfectData has not made any change in accounting methods or principles used for financial reporting purposes, except as required by a change in GAAP or pursuant to
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

changes in or additions to FASB or SEC pronouncements and concurred with by its independent public accountants.

          (k) Neither PerfectData nor Merger Sub has any agreement, arrangement or understanding with respect to any of the foregoing.

     Section 3.11 SEC Filings. PerfectData has filed with the SEC all forms, reports, registration statements and documents required to be filed by it with the SEC under the Securities Act and the Exchange Act after March 31, 2000 (collectively, all such forms, reports, registration statements and documents filed since such date are referred to in this Agreement as the "PerfectData SEC Reports"). All of the PerfectData SEC Reports were timely filed and complied as to form, when filed (or, if amended or superseded by filing prior to the date of this Agreement, then on the date of such amended or superseding filing), in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), as the case may be. The PerfectData SEC Reports (including all exhibits and schedules thereto and documents incorporated by reference therein) did not, at the time they were filed (or, if amended or superseded by filing prior to the date of this Agreement, then on the date of such amended or superseding filing), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. To the knowledge of PerfectData, except as disclosed in the PerfectData SEC Reports, each of PerfectData's officers and directors has complied with all filing requirements under Section 16(a) of the Exchange Act.

     Section 3.12. Contracts and Commitments.

          (a) For purposes of this Agreement, each of the following shall be deemed to constitute a "PerfectData Material Contract": (i) any contract that is required by the rules and regulations of the SEC to be filed as an exhibit to the PerfectData SEC Reports; (ii) any contract, arrangement or understanding relating to the employment of any employee, and any contract, arrangement or understanding pursuant to which PerfectData is or may become obligated to make any severance, termination, bonus or relocation payment or any other payment (other than payments in respect of salary) in excess of $2,500 to any current or former employee, consultant or director; (iii) any contract relating to the
acquisition,   transfer,  development,   sharing  or  license  of  any  material
proprietary   asset  of   PerfectData;   (iv)  any  contract,   arrangement   or
understanding which provides for indemnification of any officer, director or employee; (v) any contract creating or relating to any partnership or joint venture or any sharing of revenues, profits, losses, costs or liabilities; (vi) any contract that involves the payment or expenditure of $2,500 or more that may not be terminated by PerfectData (without penalty) within 30 days after the
delivery  of  a   termination   notice  by   PerfectData,   (vii)  any  contract
contemplating  or  involving  (A) the  payment  or  delivery  of  cash or  other consideration in an amount or having a value in excess of $2,500 in the aggregate, or (B) the performance of services having a value in excess of $2,500 in the aggregate; or (viii) any other contract, if a breach of such contract could reasonably be expected to have a PerfectData Material Adverse Effect.
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          (b) Each PerfectData  Material Contract is valid and in full force and effect, and is enforceable in accordance with its terms (subject, in each instance, to bankruptcy, insolvency, or other laws affecting creditors' rights generally and general principles of equity affecting remedies), PerfectData has not materially violated or breached, or committed any default under, any PerfectData Material Contract, and, to PerfectData's knowledge, no other person has materially violated or breached, or committed any default under, any PerfectData Material Contract.

          (c) No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) could reasonably be expected to
(i) result in a material violation or material breach of any provision of any PerfectData Material Contract; (ii) give any person the right to declare a default or exercise any remedy under any PerfectData Material Contract; (iii) give any person the right to receive or require a material rebate, chargeback, or penalty under any PerfectData Material Contract; (iv) give any person the right to accelerate the maturity or performance of any PerfectData Material Contract; or (v) give any person the right to cancel, terminate or modify any PerfectData Material Contract.

          (d) Schedule 3.12 of the PerfectData Disclosure Statement provides a list of all PerfectData Material Contracts (including all amendments thereto) not otherwise included in the PerfectData SEC Reports. PerfectData has provided or made available to Sona a copy of each PerfectData Material Contract (including all amendments thereto) listed in Schedule 3.12, other than PerfectData Material Contracts filed as exhibits to the PerfectData SEC Reports and all copies of all amendments to the PerfectData Material Contracts filed as exhibits to the PerfectData SEC Reports, to the extent such amendments have not been filed with the SEC.

          (e) Merger Sub is not a party to any contract or agreement other than this Agreement.

     Section 3.13. Title to Property. Each of PerfectData and Merger Sub has good and valid title to all of its properties, interests in properties and assets, real and personal, reflected in the PerfectData Financial Statements or acquired after December 31, 2004, and has valid leasehold interests in all leased properties and assets, in each case free and clear of all mortgages, liens, security interests, pledges, charges or encumbrances of any kind or character, except (a) liens for current taxes not yet due and payable and (b) such imperfections of title, encumbrances, liens, security interests and easements as would not reasonably be expected to have a PerfectData Material Adverse Effect.

     Section 3.14. Environmental.

          (a) Except as disclosed in Schedule 3.14(a) of the PerfectData Disclosure Statement, no Hazardous Materials (as defined in subsection (e) of this Section 3.14) have been used, stored or otherwise handled in any manner by PerfectData or Merger Sub on, under, in, from or affecting any of the real property leased by PerfectData or Merger Sub during the past five years (the "PerfectData Property"), other than in compliance with Environmental Laws (as defined below). To PerfectData's knowledge, no prior or current owner or occupant of the PerfectData Property has used Hazardous Materials on, under, in, from or affecting the PerfectData Property.
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          (b) No Hazardous Materials have at any time been released into, stored or deposited by PerfectData or Merger Sub within or on the PerfectData Property, by PerfectData or Merger Sub into any water systems on or below the surface of the PerfectData Property, or by PerfectData or Merger Sub directly or indirectly onto any property or water system adjoining, adjacent to or abutting the PerfectData Property, or have been used by PerfectData or Merger Sub in the construction of any improvements located on or about the PerfectData Property.

          (c) Except as disclosed in Schedule 3.14(c) of the PerfectData Disclosure Statement, neither PerfectData or Merger Sub has received any notice of any violations (nor is it aware of any existing violations) of any applicable laws governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials on, under, in, from or affecting the PerfectData Property and there are not any legal actions or proceedings commenced or, to PerfectData's knowledge, threatened by any person with respect to any such violations.

          (d) Except as disclosed in Schedule 3.14(d) of the PerfectData Disclosure Statement, the PerfectData Property is currently being, and has in the past been, operated by PerfectData and Merger Sub in accordance with, and in compliance with, all applicable Environmental Laws.

          (e) For purposes of this Agreement (i) "Hazardous Materials" means any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances or petroleum products (including gasoline, crude oil or any fraction thereof), defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea formaldehyde insulation and (ii) "Environmental Laws" are any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any governmental authority or other requirements of law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment.

     Section 3.15. Bank and Other Accounts. Schedule 3.15 of the PerfectData Disclosure Statement constitutes a full and complete list of all the bank and money market accounts, including escrow accounts, of PerfectData and Merger Sub together with the names of persons authorized to draw thereon and the balances therein as of January 31, 2005. All cash in such accounts is not subject to any restriction or limitation as to withdrawal (other than a requirement for two signatories where the amount is $2,500 or more). All of such accounts are reconciled on a timely basis, are fully funded and are free from material errors.

     Section 3.16. Guarantees. None of the obligations or liabilities of PerfectData or Merger Sub is guaranteed by any person, firm, association or corporation. Neither PerfectData nor Merger Sub is the guarantor of any obligation or liability of any third party.

     Section 3.17. Insurance. Schedule 3.17 of the PerfectData Disclosure Statement constitutes a full and complete list of all policies of insurance to which PerfectData or Merger Sub is a party or is a beneficiary or named insured. PerfectData has in full force and effect, with all premiums due thereon paid, the policies of insurance set forth therein.
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No notice of  cancellation  or termination has been received with respect to any insurance policy described in this Section 3.17. Since March 31, 2000, no claims in excess of $25,000 have been asserted by PerfectData or Merger Sub under any of the insurance policies of PerfectData or Merger Sub or relating to its or their properties, assets or operations as to which any payment was made thereunder.

     Section 3.18. Tax Matters.

          (a) PerfectData, and any consolidated, combined, unitary or aggregate group for Tax (as defined herein) purposes of which PerfectData is or has been a member, have timely (taking into account extensions of time to file) filed all Tax Returns required to be filed by them, and all such Tax Returns (as defined herein) were true, correct and complete. PerfectData and each such group have paid all Taxes shown thereon or otherwise due. PerfectData has provided adequate accruals (without taking into account any reserve for deferred taxes) in its latest financial statements included in the PerfectData Financial Statements for any Taxes that have not been paid, whether or not shown as being due on any Tax Returns. Other than Taxes incurred in the ordinary course of business, PerfectData has no liability for unpaid taxes accruing after the date of the PerfectData Financial Statements.

          (b) No personal or real property of PerfectData is subject to any liens for Taxes, other than liens for Taxes not yet due and payable.

          (c) No audit of any Tax Return of PerfectData is being conducted, or, to the knowledge of PerfectData, threatened, by a Tax Authority.

          (d) No extension of the statute of limitations on the assessment of any Taxes has been granted by PerfectData and is currently in effect.

          (e) No agreement, contract or arrangement to which PerfectData is a party may result in the payment of any amount that would not be deductible by reason of Section 280G or Section 404 of the Code.

          (f) Since March 31, 2000, there has been no change in ownership of PerfectData that has caused the utilization of any losses to be limited pursuant to Section 382 of the Code, and any loss carryovers reflected on the latest financial statements included in the PerfectData Financial Statements are properly computed and reflected.

          (g) PerfectData has not been, and will not be, required by reason of the Merger to include any material adjustment in taxable income for any tax period (or portion thereof) pursuant to Section 481 or Section 263A of the Code or any comparable provision under state or foreign Tax laws as a result of transactions, events or accounting methods employed prior to the Merger.

          (h) PerfectData is not and never has been a party to any tax sharing or tax allocation agreement nor does PerfectData have any liability or potential liability to another party under any such agreement.
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          (i) PerfectData has not ever been a member of a consolidated, combined or unitary group of which PerfectData was not the ultimate parent corporation.

          (j) PerfectData has not ever been a "United States real property holding corporation" within the meaning of Section 897 of the Code.

          (k) No taxing authority has raised any issue with respect to Taxes which, by application of similar principles, could result in the issuance of a Notice of Deficiency or similar notice of intention to assess Taxes by any Tax Authority.

          (l) Merger Sub has been formed for the sole purpose of entering into this Agreement and consummating the transaction contemplated hereby. Merger Sub has never conducted any business, and has taken no action except in connection with the transactions contemplated by this Agreement.

          (m) PerfectData has not taken or agreed to take any action that could reasonably be expected to prevent the Merger from constituting a reorganization under Section 368(a)(2)(D) of the Code. PerfectData is not aware of any agreement, plan or other circumstance that could reasonably be expected to prevent the Merger from so qualifying.

          (n) For purposes of this Section 3.18 and Section 4.17 hereof "Tax" shall mean (i) any and all taxes, fees, levies, duties, tariffs, imposts and other charges of any kind (whether or not imposed on PerfectData for purposes of
Section 3.18 or on Sona for purposes of Section 4.17), imposed by any governmental entity or taxing authority, including, without limitation, taxes or other charges on, measured by, or with respect to, income, franchise, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value-added or gains taxes; license, registration and documentation fees; and custom's duties, tariffs and similar charges; (ii) any liability for the payment of any amounts of the type described in (i) as a result of being a member of an affiliated, combined, consolidated or unitary group for any Taxable period; (iii) any liability for the payment of any amounts of the type described in (i) as a result of being a person required by law to withhold or collect taxes imposed on another person; (iv) any liability for the payment of amounts of the type described in (i), (ii) or (iii) as a result of being a transferee of, or a successor in interest to, any person or as a result of an express or implied obligation to indemnify any person; and (v) any and all interest, penalties, additions to tax and additional amounts imposed in connection with or with respect to any amounts described in (i), (ii), (iii) or
(iv); and "Tax Return" shall mean any return, report, statement, form or other documentation (including any additional or supporting material and any amendments or supplements) filed or maintained, or required to be filed or maintained, with respect to, or in connection with, the calculation, determination, assessment or collection of any Taxes.

     Section 3.19. Employee Benefits.

          (a) Schedule 3.19(a) of the PerfectData Disclosure Statement sets forth (i) each "employee pension benefit plan" (within the meaning of Section 3(2) of the Employment Retirement Income Security Act of 1974, as amended ("ERISA")) of which PerfectData or
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

Merger Sub is or has been the plan sponsor (within the meaning of Section 3(16)(A) of ERISA) and which provides or provided benefits to employees of PerfectData or Merger Sub together with the related trust agreement providing the funding medium for pension benefits thereunder (the "Pension Plans"); (ii) each "employee welfare benefit plan" (within the meaning of Section 3(1) of ERISA) of which PerfectData or Merger Sub is or has been the plan sponsor and which provides or provided benefits to employees of PerfectData or Merger Sub, together with the related trust agreement or insurance contract providing the funding medium for benefits thereunder and any related contracts thereunder (the "Welfare Plans"); (iii) the summary plan description for each Pension Plan and Welfare Plan; (iv) the most recent financial statement, if any, including audit reports thereon, Annual Report Form 5500 and actuarial report for each such Pension Plan and Welfare Plan; (v) any investment management agreement which delegates authority for investment of the assets of any such Pension Plan or Welfare Plan; and (vi) the most recent qualification letter from the IRS for each Pension Plan and for any Welfare Plan funded through any tax-exempt trust qualified under Section 501(a) or (c) of the Code through which any Welfare Plan is funded.

          (b) With respect to any Pension Plan or Welfare Plan (the "Plans"):

               (i) the financial statements relating to the Plans furnished to Sona have been prepared in accordance with GAAP consistently applied throughout the periods involved and are in accordance with the books and records of such Plans, which books and records are correct and complete in all respects;

               (ii) neither PerfectData nor Merger Sub maintains or contributes to any Plan other than those listed on Schedule 3.19(a);

               (iii) all such Plans comply in all respects with the applicable requirements of ERISA, all such Pension Plans comply with the qualification requirements under Section 401(a) of the Code and the requirements for tax-exempt status under Section 501(a) or
               (c) of the Code, and each Plan has been operated in accordance with its terms;

               (iv) except for severance and accrued vacation payments as set forth in Schedule 3.19(b) of the PerfectData Disclosure Statement, neither PerfectData nor Merger Sub provides or has any obligation to provide (or contribute toward the cost of) post-retirement welfare benefits with respect to their current or former employees or the current or former employees of any other entity, including, but not limited to, post-retirement medical, dental, life insurance, severance or any other similar benefit, whether provided on an insured or self-insured basis;

               (v) no change in the assets or liabilities of any such Plan has occurred after the date of the financial statement relating thereto (other than
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               any change  resulting  from the accrual of  benefits,  payment of benefits or receipt of contributions);

               (vi) all required contributions to the Plans have been timely made; and

               (vii)  all   reporting   and   disclosure   obligations   to  any
               governmental agency or entity and to any Plan participant or beneficiary have been satisfied.

          (c) Neither PerfectData nor Merger Sub is or has been a contributing employer to any multiemployer pension plan (within the meaning of Section 3(37) of ERISA); neither PerfectData nor Merger Sub is under any obligation to make contributions to any multiemployer pension plan; and neither PerfectData nor Merger Sub has any actual or potential liability under Section 4201 of ERISA for any complete or partial withdrawal from any multiemployer pension plan relating to its employees or officers.

          (d) Except for the Plans or the programs and arrangements, contractual or otherwise, listed or referred to in this Agreement or in Schedule 3.19(d) of the PerfectData Disclosure Schedule (i) neither PerfectData nor Merger Sub maintains or contributes to any plans,  programs or  arrangements  providing for
(A) payment of deferred compensation or retirement benefits; (B) the accrual or payment of bonuses or special or incentive compensation of any kind; (C) any severance or termination payments; (D) loans, loan guarantees or other extensions of credit to its directors, officers or employees; (E) life, health, disability or other welfare benefits; (F) moving or other relocation expense benefits or reimbursements; (ii) neither PerfectData nor Merger Sub maintains any other stock bonus, stock option, stock purchase or similar plans or practices, whether formal or informal; and (iii) neither PerfectData nor Merger Sub is a party to any written or other legally binding agreement otherwise relating to the employment of any person.

     Section 3.20. Certain Advances. There are no receivables of PerfectData or Merger Sub owing by its directors, officers, employees, consultants or stockholders of PerfectData or Merger Sub, or owing by any affiliate of any director or officer. There are no payables of PerfectData or Merger Sub due to its directors, officers, employees, consultants, or stockholders of PerfectData or Merger Sub, or to any affiliate of any director or officer, except as described in Schedule 3.20 of the PerfectData Disclosure Statement.

     Section 3.21. Licenses and Permits. Each of PerfectData and Merger Sub had obtained, and was in compliance with, all necessary licenses, permits, consents, approvals, orders, certificates, authorizations, declarations and filings required by all federal, state, local and other governmental, self-regulatory or regulatory bodies and all courts and other tribunals for the conduct of the business and operations of PerfectData and Merger Sub as conducted in the past.

     Section 3.22. Proprietary Rights. Except as disclosed in Schedule 3.22 of the PerfectData Disclosure Statement, neither PerfectData nor Merger Sub owns, possesses or uses any trademarks, trade names, service marks, copyrights and patents, or applications therefor, or other intellectual property (the "Proprietary Rights"). The operations of PerfectData and Merger

Sub have not in the past conflicted with or infringed, any Proprietary Rights owned, possessed or used by any third party.

     Section 3.23. Labor and Employment Matters. Neither PerfectData nor Merger Sub is a party to any union contract or other collective bargaining agreement, nor to the knowledge of PerfectData are there any activities or proceedings of any labor union to organize any of its employees. Each of PerfectData and Merger Sub is in material compliance with all applicable (a) laws, regulations and agreements respecting employment and employment practices, (b) terms and conditions of employment, and (c) occupational health and safety requirements. There are no controversies pending or, to the knowledge of PerfectData threatened, between PerfectData or Merger Sub and any of their employees, which controversies would reasonably be expected to have, individually or in the aggregate, a PerfectData Material Adverse Effect. There are no labor controversies pending or threatened against PerfectData or Merger Sub.

         Section 3.24.     Compliance with Law.

          (a) The business of PerfectData at all times has been conducted in all material respects in accordance with all applicable laws, rules, regulations, orders and other requirements of governmental and self-regulatory authorities, including, without limitation, ERISA, all Environmental Laws, all laws, regulations and orders relating to antitrust or trade regulation, employment practices and procedures, the health and safety of employees and consumer credit. Except as disclosed in Schedule 3.24 of the PerfectData Disclosure Statement, neither PerfectData nor Merger Sub has received any notice of alleged violations of any laws, rules, regulations, orders or other requirements of governmental or self-regulatory authorities.

          (b) Commencing with PerfectData's private placement which closed on March 31, 2000, all issuances of shares of the PerfectData Common Stock or other securities exercisable into shares of the PerfectData Common Stock have been issued pursuant to an applicable exemption under the Securities Act, any applicable state "blue sky" or securities law and the rules and regulations promulgated thereunder. The shares of the PerfectData Common Stock to be issued upon the exercise of options granted or to be granted pursuant to the PerfectData Option Plan have been registered under the Securities Act in PerfectData's Registration Statement on Form S-8, File No. 333-51774.

     Section 3.25. Litigation. Other than as set forth in Schedule 3.25 of the PerfectData Disclosure Statement (a) there is no claim, dispute, action, proceeding, suit or appeal or investigation or inquiry, at law or in equity, involving PerfectData or Merger Sub or any of its or their officers and directors (in their capacities as such) before any court, agency, authority, self-regulatory authority, arbitration panel or other tribunal and, to the knowledge of PerfectData, none has been threatened or is in prospect against PerfectData or Merger Sub, (b) to the knowledge of PerfectData, there are no facts which, if known to stockholders, customers, governmental authorities, self-regulatory authorities, regulators, bondholders or other investors or other persons, would form the basis of any such claim, dispute, action, proceeding, suit, appeal, investigation or inquiry, and (c) neither PerfectData nor Merger Sub is subject to any order, writ, injunction or decree of any court, agency, authority, arbitration panel or other tribunal.
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

     Section 3.26. Board Recommendation. The board of directors of PerfectData has (a) approved and adopted this Agreement, (b) approved the Merger, and (c) determined that this Agreement and the Merger are advisable, fair to and in the best interests of PerfectData and its stockholders. The board of directors of Merger Sub has approved and adopted this Agreement and declared it advisable and approved the Merger. The board of directors of PerfectData, acting on behalf of PerfectData as the sole stockholder of Merger Sub, has approved and adopted this Agreement and approved the Merger.

     Section 3.27. Underlying Documents. All underlying documents listed or described in the PerfectData Disclosure Statement have been furnished or made available to Sona or its representatives, except as expressly noted in the PerfectData Disclosure Statement or because they were filed in a PerfectData SEC Report. All such documents furnished to Sona or its representatives are true and complete copies, and there are no amendments or modifications to such documents, except as expressly noted in the PerfectData Disclosure Statement. The minute books of PerfectData contain full, complete and accurate records of all meetings and other corporate actions taken by the directors and stockholders of PerfectData.

     Section 3.28. Brokers or Finders. Neither PerfectData nor Merger Sub has incurred, nor will either of PerfectData or Merger Sub incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement, the Merger, or the other transactions contemplated hereby.

     Section 3.29. Foreign Corrupt Practices Act. Neither PerfectData nor Merger Sub and none of PerfectData's or Merger Sub's officers or directors, or, to PerfectData's knowledge, any employees, agents, distributors or representatives acting on behalf of PerfectData or Merger Sub, has paid, given or received, or has offered or promised to pay, give or receive, any bribe or other unlawful payment of money or other thing of value, any unlawful discount, or any other unlawful inducement, to or from any person or government entity in the United States or elsewhere in connection with or in furtherance of the business of PerfectData or Merger Sub (including, without limitation, any unlawful offer, payment or promise to pay money or other thing of value (i) to any foreign official, political party (or official thereof) or candidate for political office for the purposes of influencing any act, decision or omission in order to assist PerfectData or Merger Sub in obtaining business for or with, or directing business to, any person, or (ii) to any person, while knowing that all or a portion of such money or other thing of value will be offered, given or promised unlawfully to any such official or party for such purposes). The business of PerfectData, as conducted prior to November 30, 2004 when the sale to Spray Products Corporation was consummated, was not in any manner dependent upon the making or receipt of such payments, discounts or other inducements. Neither PerfectData nor Merger Sub has otherwise taken any action that could cause PerfectData or Merger Sub to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, the regulations thereunder, or any applicable law or regulation of similar effect.

     Section 3.30. Disclosure of Material Facts. PerfectData and Merger Sub have disclosed to Sona all material facts relating to the condition (financial or otherwise), business, net worth, assets, properties or operations of PerfectData and Merger Sub. The representations and warranties contained in this Article III and in the PerfectData Disclosure Statement, and any other documents or information furnished to Sona by or on behalf of PerfectData and Merger

Sub do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF SONA

     Sona represents and warrants to PerfectData and Merger Sub, as of the date hereof and hereafter through and including the Closing Date, as follows, in each case subject to the exceptions set forth in the disclosure statement delivered by Sona to PerfectData prior to the execution of this Agreement (the "Sona Disclosure Statement"). The Sona Disclosure Statement is arranged in Schedules corresponding to the numbered and lettered sections and subsections of this
Article IV, and the disclosure in any Schedule of the Sona Disclosure Statement shall qualify only the corresponding Section of this Article IV.


     Section 4.1. Organization. Sona is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington and has all requisite corporate power and authority to own, lease and operate its properties and assets in the manner in which such properties and assets are now owned, leased and operated and to carry on the business in which it is now engaged. Prior to the date hereof, Sona has delivered to PerfectData true and complete copies of its certificate of incorporation (the "Sona Charter") and its bylaws (the "Sona Bylaws"), as currently in effect.

     Section 4.2. Subsidiaries. Sona does not, and as of the Closing Date will not, own any equity interest, directly or indirectly, in any corporation, partnership, limited liability company, joint venture, firm or other entity other than its wholly-owned subsidiary Sona Innovations, Inc., incorporated under the laws of the Province of Ontario (herein referred to as the "Sona Subsidiary"), and the wholly-owned inactive subsidiary listed in Schedule 4.2 of the Sona Disclosure Statement. The Sona Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was incorporated and has all requisite corporate power and authority to own lease and operate its properties and assets in the manner in which such properties and assets are now owned, leased and operated and to carry on the business in which it is now engaged.

     Section 4.3. Good Standing. Each of Sona and the Sona Subsidiary is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its owned or leased properties or the nature of its activities makes such qualification necessary, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Sona Material Adverse Effect (as defined in Section 4.10(b) hereof).

     Section 4.4. Validity. Sona has full power and authority to execute and deliver this Agreement and all of the other agreements and documents referred to herein, executed in connection herewith or contemplated hereby to which Sona is or will be a party and to perform its obligations hereunder and to consummate the transactions contemplated hereby (assuming the adoption of this Agreement and approval of the Merger by the requisite approval of Sona's shareholders). This Agreement constitutes the valid and binding obligation of Sona, enforceable
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

in accordance with its terms, subject to bankruptcy, insolvency or other laws affecting creditors' rights generally and general principles of equity affecting remedies. The execution and delivery of this Agreement by Sona and the consummation of the transactions contemplated hereby have been duly authorized by the board of directors of Sona and, other than the approval of this Agreement and the Merger by the shareholders of Sona, such execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not require the consent, approval or authorization of any person, public authority, self-regulatory authority or other entity.

     Section 4.5. No Conflict. The execution and delivery of this Agreement by Sona and the performance of its obligations hereunder (a) are not in violation or breach of, and will not conflict with or constitute a default under, any of the terms of the Sona Charter or the Sona Bylaws, or any note, debt instrument, security agreement, deed of trust or mortgage or any other contract, agreement or commitment binding upon Sona or the Sona Subsidiary or any of their assets or properties, (b) will not result in the creation or imposition of any lien, security interest, encumbrance, equity or restriction in favor of any third party upon any of the assets or properties of Sona or the Sona Subsidiary, and
(c) will not conflict with or violate any applicable law, regulation, judgment, order or decree of any government, governmental instrumentality, self-regulatory authority or court having jurisdiction over Sona or the Sona Subsidiary or any of their assets or properties.

     Section 4.6.  Capitalization.  Sona's authorized  capital stock consists of
(a) 10,000,000 shares of the Sona Common Stock, of which 2,989,546 are currently issued and outstanding, and 10,000,000 shares of the Sona Preferred Stock, of which 3,000,000 shares have been designated as the Sona Series A Preferred Stock and 2,327,779 shares of the Sona Series A Preferred Stock are currently issued and outstanding. All of the issued and outstanding shares of the Sona Common Stock and the Sona Series A Preferred Stock have been duly authorized, validly issued and fully paid, are nonassessable and are free of any preemptive or similar rights.

     Section 4.7. Obligations with Respect to Capital Stock. Sona has no commitment or obligation to issue, deliver or sell, under any offer, subscription, stock option agreement, stock bonus agreement, stock purchase plan, incentive compensation plan, warrant, call, conversion right or otherwise, any shares of its capital stock or other securities, except as contemplated under this Agreement or as disclosed in Schedule 4.7 of the Sona Disclosure Statement. There are no shareholder agreements, voting agreements, voting trusts or other similar arrangements which may have the effect of restricting or limiting the transfer, voting or other rights associated with the capital stock of Sona.

     Section 4.8. Financial Statements. There have been delivered to PerfectData true and correct copies of a draft of Sona's audited consolidated balance sheets as of December 31, 2004 and December 31, 2003, and the related audited statements of operations, shareholders' equity and cash flows, including all notes and schedules thereto, for the fiscal years ended December 31, 2004 and December 31, 2003 (the "Preliminary Sona Financial Statements"). Each of the Preliminary Sona Financial Statements (a) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved and (b) fairly presented the consolidated financial position of Sona as at the respective dates thereof and the consolidated results of its
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

operations and cash flows for the periods indicated, consistent with the books and records of the Sona.

     Section 4.9. No Undisclosed Liabilities. Sona and the Sona Subsidiary have no liabilities (absolute, accrued, contingent or otherwise) other than liabilities  or  obligations  (a)  included in the  Preliminary  Sona  Financial
Statements, (b) incurred since December 31, 2004 in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would not reasonably be expected to have a Sona Material Adverse Effect (as defined in Section 4.10(b) hereof), (c) under this Agreement or (d) as disclosed in Schedule 4.9 of the Sona Disclosure Statement, which individually or in the aggregate, would not reasonably be expected to have a Sona Material Adverse Effect.

     Section 4.10. Absence of Certain Changes or Events Since December 31, 2004. Since December 31, 2004 except as disclosed in Schedule 4.10 of the Sona Disclosure Statement and except for the transactions contemplated by this
Agreement:

          (a) Neither Sona nor the Sona Subsidiary has sustained any damage, destruction or loss (including, without limitation, by reason of revocation of license or right to do business, total or partial termination, suspension, default or modification of contracts, governmental or self-regulatory restriction, regulation, investigation or inquiry).

          (b) No Sona Material Adverse Effect (as defined herein) has occurred. For purposes of this Agreement, "Sona Material Adverse Effect" shall mean any change or effect that is, or could reasonably be expected to be, materially adverse to the business, operations, assets and liabilities (taken together as a whole), capitalization, results of operations or condition (financial or otherwise) of Sona and the Sona Subsidiary (taken together as a whole), other than any change or effect (i) relating to the economy in general, (ii) relating to the industry in which Sona and the Sona Subsidiary operates in general and not specifically relating to Sona or the Sona Subsidiary or (iii) arising out of any actions taken or announced by Sona at the request or direction of PerfectData, or any inaction or failure to act by Sona at the request or direction of PerfectData.

          (c) Except as provided in this Agreement, Sona has not, and the Sona Subsidiary has not, issued, or authorized for issuance, any equity, debt or other security of Sona or the Sona Subsidiary, and neither Sona nor the Sona Subsidiary has granted, or entered into, any commitment or obligation to issue or sell any such equity, debt or other security of Sona or the Sona Subsidiary, whether pursuant to any offer, underwriting or placement agent agreement, stock option agreement, stock bonus agreement, stock purchase plan, incentive compensation plan, warrant, call, conversion right or otherwise.

          (d) Sona has not, and the Sona Subsidiary has not, incurred additional debt for borrowed money, or incurred any other obligation or liability (fixed, contingent or otherwise) except in the ordinary and usual course of its business and consistent with past practices.

          (e) Sona has not, and the Sona Subsidiary has not, authorized, declared, paid or effected any dividend, payment or other distribution on or with respect to any share of its
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

capital stock, except for any dividend, payment or other distribution from the Sona Subsidiary to Sona.

          (f) Sona has not purchased, redeemed or otherwise acquired or committed itself to acquire, directly or indirectly, any share or shares of capital stock of Sona.

          (g) Sona has not, and the Sona Subsidiary has not, mortgaged, pledged or otherwise encumbered or subjected to lien any of its assets or properties, tangible or intangible, except for liens for current taxes which are not yet due and payable and other liens arising out of the ordinary and usual course of business.

          (h) Sona has not, and the Sona Subsidiary has not, entered into any material transaction or contract, nor has Sona or the Sona Subsidiary waived any right of substantial value or canceled any material debts or claims or voluntarily suffered any extraordinary losses.

          (i) Sona has not, and the Sona Subsidiary has not, effected any amendment or supplement to, or extension of, any employee profit-sharing, stock option, stock purchase, pension, bonus, incentive, retirement, medical reimbursement, life insurance, deferred compensation or any other employee benefit plan or arrangement, nor has Sona or the Sona Subsidiary implemented or paid any material salary increases, bonuses or similar payments.

          (j) Sona has not made any change in accounting methods or principles used for financial reporting purposes, except as required by a change in GAAP or pursuant to changes in or additions to FASB or SEC pronouncements and concurred with by its independent public accountants.

          (k)  Neither  Sona  nor  the  Sona   Subsidiary   has  any  agreement,
arrangement or understanding with respect to any of the foregoing.

     Section 4.11. Contracts and Commitments.

          (a) For purposes of this Agreement, each of the following, whether Sona or the Sona Subsidiary is party thereto, shall be deemed to constitute a "Sona Material Contract": (i) any contract, arrangement or understanding the loss or cancellation of which could result in a Sona Material Adverse Effect;
(ii) any contract, arrangement or understanding relating to the employment of any employee, and any contract, arrangement or understanding pursuant to which contract, arrangement or understanding Sona or the Sona Subsidiary is or may become obligated to make any severance, termination, bonus or relocation payment or any other payment (other than payments in respect of salary) in excess of $10,000, to any current or former employee, consultant or director; (iii) any contract relating to the acquisition, transfer, development, sharing or license of any material proprietary asset; (iv) any contract, arrangement or understanding which provides for indemnification of any officer, director or employee; (v) any contract creating or relating to any partnership or joint venture or any sharing of revenues, profits, losses, costs or liabilities; (vi) any contract that involves the payment or expenditure of $25,000 or more that may not be terminated by contract, arrangement or understanding (without penalty) within 30 days after the delivery of a termination notice by contract, arrangement or understanding; (vii) any contract contemplating or involving (A) the payment or delivery of cash or other consideration in an amount or having a value in excess of $50,000 in the aggregate, or (B) the
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

performance of services having a value in excess of $50,000 in the aggregate; or
(viii) any other contract, if a breach of such contract could reasonably be expected to have a Sona Material Adverse Effect.

          (b) Each Sona Material Contract is valid and in full force and effect, and is enforceable in accordance with its terms (subject, in each instance, to bankruptcy, insolvency, or other laws affecting creditors' rights generally and general principles of equity affecting remedies). Neither Sona nor the Sona Subsidiary has materially violated or breached, or committed any default under, any Sona Material Contract, and, to Sona's knowledge, no other person has materially violated or breached, or committed any default under, any Sona Material Contract.

          (c) To Sona's knowledge, no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) could reasonably be expected to (i) result in a material violation or material breach of any provision of any Sona Material Contract; (ii) give any person the right to declare a default or exercise any remedy under any Sona Material Contract;
(iii) give any person the right to receive or require a material rebate, chargeback, penalty or change in delivery schedule under any Sona Material Contract; (iv) give any person the right to accelerate the maturity or performance of any Sona Material Contract; or (v) give any person the right to cancel, terminate or modify any Sona Material Contract.

          (d) Schedule 4.11 of the Sona Disclosure Statement provides a list of all Sona Material Contracts (including all amendments thereto). Sona has provided or made available to PerfectData a copy of each Sona Material Contract (including all amendments thereto) listed in Schedule 4.11.

     Section 4.12. Title to Property. Each of Sona and the Sona Subsidiary has good and valid title to all of its properties, interests in properties and assets, real and personal, reflected in the Preliminary Sona Financial
Statements or acquired after December 31, 2004, and has valid leasehold interests in all leased properties and assets, in each case free and clear of all mortgages, liens, security interests, pledges, charges or encumbrances of any kind or character, except (a) liens for current taxes not yet due and payable, (b) such imperfections of title, encumbrances, liens, security interests and easements as would not reasonably be expected to have a Sona Material Adverse Effect, and (c) mortgages, security interests and other liens, if any, securing debt reflected in the Preliminary Sona Financial Statements.

     Section 4.13. Environmental.

          (a) No Hazardous Materials have been used, stored or otherwise handled in any manner by Sona or the Sona Subsidiary on, under, in, from or affecting any of the real property leased by Sona or the Sona Subsidiary during the past five years (the "Sona Property"), other than in compliance with Environmental Laws. To Sona's knowledge, no prior or current owner or occupant of the Sona Property has used Hazardous Materials on, under, in, from or affecting the Sona Property.

          (b) No Hazardous Materials have at any time been released into, stored or deposited by Sona or the Sona
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

Subsidiary within or on the Sona Property, by Sona or the Sona Subsidiary into any water systems on or below the surface of the Sona Property, or by Sona or the Sona Subsidiary directly or indirectly onto any property or water system adjoining, adjacent to or abutting the Sona Property, or have been used by Sona or the Sona Subsidiary in the construction of any improvements located on or about the Sona Property.

          (c) Neither Sona nor the Sona Subsidiary has received any notice of any violations (nor is any of them aware of any existing violations) of any applicable laws governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials on, under, in, from or affecting the Sona Property and there are not any legal actions or proceedings commenced or, to Sona's knowledge, threatened by any person with respect to any such violations.

          (d) The Sona Property is currently being, and has in the past been, operated by Sona or the Sona Subsidiary in accordance with, and in compliance with, all applicable Environmental Laws.

     Section 4.14 Bank Accounts. Schedule 4.14 of the Sona Disclosure Statement constitutes a full and complete list of all of the bank accounts of Sona and the Sona Subsidiary together with the names of persons authorized to draw thereon. All cash in such accounts is held in demand deposits and is not subject to any restriction or limitation as to withdrawal. All of such accounts are reconciled on a timely basis, are fully funded and are free from material errors.

     Section 4.15 Guarantees. None of the obligations or liabilities of Sona or the Sona Subsidiary is guaranteed by any person, firm, association or corporation. Schedule 4.15 of the Sona Disclosure Statement contains a correct and complete list of all guarantees by Sona and the Sona Subsidiary.

     Section 4.16. Insurance. Schedule 4.16 of the Sona Disclosure Statement constitutes a full and complete list of all policies of insurance to which Sona or the Sona Subsidiary is a party or is a beneficiary or named insured. Sona or the Sona Subsidiary has in full force and effect, with all premiums due thereon paid, the policies of insurance set forth therein. No notice of cancellation or termination has been received with respect to any insurance policy described in this Section 4.16. Since January 1, 2002, no claims in excess of $25,000 have been asserted by Sona or the Sona Subsidiary under any of the insurance policies of Sona or the Sona Subsidiary or relating to either of its properties, assets or operations.

     Section 4.17. Tax Matters.

     (a) Sona, and any consolidated, combined, unitary or aggregate group for Tax purposes of which Sona is or has been a member, have timely (taking into account extensions of time to file) filed all Tax Returns required to be filed by them, and all such Tax Returns were true, correct and complete. Sona and each such group have paid all Taxes shown thereon or otherwise due. Sona has provided adequate accruals (without taking into account any reserve for deferred taxes) in its latest financial statements included in the Preliminary Sona Financial Statements for any Taxes that have not been paid, whether or not shown as being due on any Tax Returns. Other than Taxes incurred in the ordinary course of business, neither Sona nor the Sona

Subsidiary has any liability for unpaid taxes accruing after the date of the Preliminary Sona Financial Statements.

          (b) No personal or real property of Sona or the Sona Subsidiary is subject to any liens for Taxes, other than liens for Taxes not yet due and payable.

          (c) No audit of any Tax Return of Sona or the Sona Subsidiary is being conducted, or, to the knowledge of Sona, threatened, by a Tax Authority.

          (d) No extension of the statute of limitations on the assessment of any Taxes has been granted by Sona or the Sona Subsidiary and is currently in effect.

          (e) No agreement, contract or arrangement to which Sona or the Sona Subsidiary is a party may result in the payment of any amount that would not be deductible by reason of Section 280G or Section 404 of the Code.

          (f) There has been no change in ownership of Sona that has caused the utilization of any losses to be limited pursuant to Section 382 of the Code, and any loss carry overs reflected on the latest financial statements included in the Sona Financial Statements are properly computed and reflected.

          (g) Sona has not been, and will not be, and the Sona Subsidiary has not been, and will not be, required by reason of the Merger to include any material adjustment in taxable income for any tax period (or portion thereof) pursuant to Section 481 or Section 263A of the Code or any comparable provision under state or foreign tax laws as a result of transactions, events or accounting methods employed prior to the Merger.

          (h) Neither Sona nor the Sona Subsidiary is, and neither has ever been, a party to any tax sharing or tax allocation agreement nor does Sona have any liability or potential liability to another party under any such agreement.

          (i) Neither Sona nor the Sona Subsidiary has ever been a member of a consolidated, combined or unitary group of which Sona, or, prior to Sona's incorporation, the Sona Subsidiary, was not the ultimate parent corporation.

          (j) Neither Sona nor the Sona Subsidiary has ever been a "United States real property holding corporation" within the meaning of Section 897 of the Code.

          (k) No taxing authority has raised any issue with respect to Taxes which, by application of similar principles, could result in the issuance of a Notice of Deficiency or similar notice of intention to assess Taxes by any Tax Authority.

          (l) Sona has not taken or agreed to take any action that could reasonably be expected to prevent the Merger from constituting a reorganization under Section 363(a)(2)(D) of the Code. Sona is not aware of any agreement, plan or other circumstance that could reasonably be expected to prevent the Merger from so qualifying.

     Section 4.18. Employee Benefits.

          (a) Schedule 4.18 of the Sona Disclosure Statement sets forth (i) each "employee pension benefit plan" (within the meaning of Section 3(2) of the ERISA of which Sona or the Sona Subsidiary is the plan sponsor (within the meaning of Section 3(16)(A) of ERISA) and which provides benefits to employees of Sona and/or the Sona Subsidiary, together with the related trust agreement providing the funding medium for pension benefits thereunder (the "Sona Pension Plans");
(ii) each "employee welfare benefit plan" (within the meaning of Section 3(1) of ERISA) of which Sona or the Sona Subsidiary is the plan sponsor and which provides benefits to employees of Sona and/or the Sona Subsidiary, together with the related trust agreement or insurance contract providing the funding medium for benefits thereunder and any related contracts thereunder (the "Sona Welfare Plans"); (iii) the summary plan description for each Sona Pension Plan and Sona Welfare Plan; (iv) the most recent financial statement, if any, including audit reports thereon, Annual Report Form 5500 and actuarial report for each such Sona Pension Plan and Sona Welfare Plan; (v) any investment management agreement which delegates authority for investment of the assets of any such Sona Pension Plan or Sona Welfare Plan; and (vi) the most recent qualification letter from the IRS for each Sona Pension Plan and for any Sona Welfare Plan funded through any tax-exempt trust qualified under Section 501(a) or (c) of the Code through which any Sona Welfare Plan is funded.

          (b) With respect to any Sona Pension Plan or Sona Welfare Plan (the "Sona Plans"):

               (i) the financial statements relating to the Sona Plans furnished to PerfectData have been prepared in accordance with GAAP consistently applied throughout the periods involved and are in accordance with the books and records of such Sona Plans, which books and records are correct and complete in all respects;

               (ii) each of Sona and the Sona Subsidiary does not maintain or contribute to any Plan other than those listed on Schedule 4.18;

               (iii) all such Sona Plans comply in all respects with the applicable requirements of ERISA, all such Sona Pension Plans comply with the qualification requirements under Section 401(a) of the Code and the requirements for tax-exempt status under
               Section 501(a) or (c) of the Code, and each Sona Plan has been operated in accordance with its terms;

               (iv) neither Sona nor the Sona Subsidiary provides or has any obligation to provide (or contribute toward the cost of) post-retirement welfare benefits with respect to their current or former employees or the current or former employees of any other entity, including, but not limited to, post-retirement medical, dental, life insurance, severance or any other similar benefit, whether provided on an insured or self-insured basis;
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

               (v) no material change in the assets or liabilities of any such Sona Plan has occurred after the date of the financial statement relating thereto (other than any change resulting from the accrual of benefits, payment of benefits or receipt of contributions);

               (vi) all required contributions to the Sona Plans have been timely made; and

               (vii)  all   reporting   and   disclosure   obligations   to  any
               governmental agency or entity and to any Sona Plan participant or beneficiary have been satisfied.

          (c) Neither Sona nor the Sona Subsidiary is, or has been, a contributing employer to any multiemployer pension plan (within the meaning of Section 3(37) of ERISA); neither Sona nor the Sona Subsidiary is under any obligation to make contributions to any multiemployer pension plan; and neither Sona nor the Sona Subsidiary has any actual or potential liability under Section 4201 of ERISA for any complete or partial withdrawal from any multiemployer pension plan relating to employees or officers of Sona or the Sona Subsidiary.

          (d) Except for the Sona Plans or the programs and arrangements, contractual or otherwise, listed or referred to in this Agreement or in Schedule
4.18 of the Sona Disclosure Schedule (i) neither Sona nor the Sona Subsidiary maintains or contributes to any plans, programs or arrangements providing for
(A) payment of deferred compensation or retirement benefits; (B) the accrual or payment of bonuses or special or incentive compensation of any kind; (C) any severance or termination payments; (D) loans, loan guarantees or other extensions of credit to directors, officers or employees of Sona or the Sona Subsidiary (other than as disclosed in the Preliminary Sona Financial Statements); (E) life, health, disability or other welfare benefits; (F) moving or other relocation expense benefits or reimbursements; (ii) neither Sona nor the Sona Subsidiary maintains any other stock bonus, stock option, stock purchase or similar plans or practices, whether formal or informal; and (iii) neither Sona nor the Sona Subsidiary is a party to any written or other legally binding agreement otherwise relating to the employment of any person.

     Section 4.19. Certain Advances. There are no receivables of Sona or the Sona Subsidiary owing by directors, officers, employees, consultants or shareholders of Sona or the Sona Subsidiary, or owing by any affiliate of any director or officer of Sona, other than advances in the ordinary and usual course of business to officers, employees or consultants for reimbursable business and personal expenses. There are no payables of Sona or the Sona Subsidiary due to the directors, officers, employees, consultants or stockholders of Sona or the Sona Subsidiary, or to any affiliate of any director or officer, except as disclosed in the Preliminary Sona Financial Statements or in Schedule 4.19 of the Sona Disclosure Statement.

     Section 4.20. Licenses and Permits. Each of Sona and the Sona Subsidiary has obtained, and is in compliance with, all necessary licenses, permits, consents, approvals, orders, certificates, authorizations, declarations and filings required by all federal, state, local and other governmental, self-regulatory or regulatory bodies and all courts and other tribunals for the
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

conduct of the business and operations of Sona and the Sona Subsidiary as now conducted or as conducted in the past, except where the failure to obtain or comply would not have a Sona Material Adverse Effect.

     Section 4.21. Proprietary Rights. Schedule 4.21 of the Sona Disclosure Statement contains a full and complete list of all material Proprietary Rights owned, possessed or used by Sona or the Sona Subsidiary. The operations of Sona and the Sona Subsidiary do not now conflict with or infringe, and have not in the past conflicted with or infringed, any Proprietary Rights owned, possessed or used by any third party, except where such conflict or infringement would not have a Sona Material Adverse Effect. There are no third parties whose operations conflict with or infringe, nor has anyone asserted that such operations conflict with or infringe, any Proprietary Rights owned, possessed or used by Sona or the Sona Subsidiary, except where the conflict or infringement would not have a Sona Material Adverse Effect.

     Section 4.22. Labor and Employment. Neither Sona nor the Sona Subsidiary is a party to any union contract or other collective bargaining agreement, nor to the knowledge of Sona are there any activities or proceedings of any labor union to organize any of the employees of Sona or the Sona Subsidiary. Each of Sona and the Sona Subsidiary is in material compliance with all applicable (a) laws, regulations and agreements respecting employment and employment practices, (b) terms and conditions of employment, and (c) occupational health and safety requirements. There are no controversies pending or, to the knowledge of Sona threatened, between Sona or the Sona Subsidiary, on the one hand, and any of its employees, on the other hand, which controversies would reasonably be expected to have, individually or in the aggregate, a Sona Material Adverse Effect. There are no labor controversies pending or threatened against Sona or the Sona Subsidiary.

     Section 4.23. Compliance with Law.

          (a) The business of each of Sona and the Sona Subsidiary has been conducted in all material respects in accordance with all applicable laws, rules, regulations, orders and other requirements of governmental and self-regulatory authorities, including, without limitation, ERISA, all Environmental Laws, all laws, regulations and orders relating to antitrust or trade regulation, employment practices and procedures, the health and safety of employees and consumer credit, except where the failure to so conduct its business would not have a Sona Material Adverse Effect. Neither Sona nor the Sona Subsidiary has received any notice of alleged violations of any laws, rules, regulations, orders or other requirements of governmental or self-regulatory authorities.

          (b) The issued and outstanding shares of the Sona Common Stock and the Sona Series A Preferred Stock and any securities convertible or exercisable into shares of the Sona Common Stock were issued pursuant to an applicable exemption under the Securities Act, any applicable state or foreign "blue sky" or securities law and the rules and regulations promulgated thereunder.

     Section 4.24. Litigation. There is no claim, dispute, action, proceeding, suit or appeal or investigation or inquiry, at law or in equity, involving Sona, the Sona Subsidiary, or any of its respective officers and directors (in their capacities as such) before any court, agency, authority, self-regulatory authority, arbitration panel or other tribunal, which, if decided adversely to Sona and/or the Sona Subsidiary, would have a Sona Material Adverse Effect, and, to the knowledge of Sona, none has been threatened or is in prospect against Sona or the Sona Subsidiary. To the knowledge of Sona, there are no facts which, if known to shareholders, customers, governmental authorities, self-regulatory authorities, regulators, bondholders or other investors or other persons, would form the basis of any such claim, dispute, action, proceeding, suit, appeal, investigation or inquiry, and neither Sona nor the Sona Subsidiary is subject to any order, writ, injunction or decree of any court, agency, authority, arbitration panel or other tribunal.

     Section 4.25. Board Recommendation. The board of directors of Sona has (a) approved and adopted this Agreement, (b) approved the Merger, and (c) determined that this Agreement and the Merger are advisable, fair to and in the best interests of Sona and its shareholders.

     Section 4.26. Underlying Documents. All underlying documents listed or described in the Sona Disclosure Statement have been furnished or made available to PerfectData or its representatives, except as expressly noted in the Sona Disclosure Statement. All such documents furnished to PerfectData or its representatives are true and complete copies, and there are no amendments or modifications to such documents, except as expressly noted in the Sona
Disclosure Statement. The minute books of Sona contain full, complete and accurate records of all meetings and other corporate actions taken by the directors and shareholders of Sona.

     Section 4.27. Brokers or Finders. Sona has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or the transactions contemplated hereby other than to Colebrooke, which obligation to Colebrooke shall be paid by Sona to Colebrooke in connection with the Closing.

     Section 4.28. Foreign Corrupt Practices Act. Neither Sona nor the Sona Subsidiary and none of Sona's or the Sona Subsidiary's officers or directors, or, to Sona's knowledge, any employees, agents, distributors or representatives acting on behalf of Sona or the Sona Subsidiary, has paid, given or received, or has offered or promised to pay, give or receive, any bribe or other unlawful payment of money or other thing of value, any unlawful discount, or any other unlawful inducement, to or from any person or government entity in the United States or elsewhere in connection with or in furtherance of the business of Sona or the Sona Subsidiary (including, without limitation, any unlawful offer, payment or promise to pay money or other thing of value (i) to any foreign official, political party (or official thereof) or candidate for political office for the purposes of influencing any act, decision or omission in order to assist Sona or the Sona Subsidiary in obtaining business for or with, or directing business to, any person, or (ii) to any person, while knowing that all or a portion of such money or other thing of value will be offered, given or promised unlawfully to any such official or party for such purposes). The business of Sona and the Sona Subsidiary is and was not in any manner dependent upon the making or receipt of such payments, discounts or other inducements. Neither Sona nor any Sona Subsidiary has otherwise taken any action that could cause Sona or any Sona Subsidiary to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, the regulations thereunder, or any applicable law or regulation of similar effect.
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

     Section 4.29. Disclosure of Material Facts. Sona has disclosed to PerfectData all material facts relating to the condition (financial or otherwise), business, net worth, assets, properties or operations of Sona and the Sona Subsidiary. The representations and warranties contained in this
Article IV and in the Sona Disclosure Statement, and any other documents or information furnished to PerfectData by or on behalf of Sona do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein or therein not misleading.


                                    ARTICLE V
                                    COVENANTS

     Section 5.1. Conduct of Business Prior to Closing.

          (a) Except as expressly provided in this Agreement, in Schedule 5.1(a) of the PerfectData Disclosure Statement or as expressly consented to in writing by Sona (which consent shall not be unreasonably withheld, delayed or conditioned), during the period from the date of this Agreement to the earlier of the termination of this Agreement or the Closing Date, PerfectData and Merger Sub will not take any action which would adversely affect their ability to consummate the Merger or the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing, and except as set forth in the PerfectData Disclosure Statement or as otherwise expressly provided in this Agreement, prior to the earlier of the termination of this Agreement or the Closing Date, PerfectData shall not, without the prior written consent of Sona (which consent shall not be unreasonably withheld, delayed or conditioned), directly or indirectly, do (or commit to do), and shall not, directly or indirectly, permit Merger Sub to do (or commit to do), any of the following:

               (i) split, combine or reclassify any shares of its capital stock;

               (ii) authorize, recommend, solicit, propose or announce an intention to authorize, recommend, solicit or propose, or enter into any agreement with any other person with respect to any plan of liquidation or dissolution, any acquisition of assets or securities, any disposition of assets or securities, any change in capitalization, or any partnership, association, joint venture, joint development, or other business alliance;

               (iii) fail to renew any insurance policy naming it as a beneficiary or a loss payee, or take any steps or fail to take any steps that would permit any insurance policy naming it as a beneficiary or a loss payee to be canceled, terminated or materially altered, except in the ordinary course of business and consistent with past practice and following written notice to Sona;

               (iv) maintain its books and records in a manner other than in the ordinary course of business and consistent with past practice;

               (v) enter into any hedging, option, derivative or other similar transaction or any foreign exchange position or contract for the exchange of currency other than in the ordinary course of business and consistent with past practice;

               (vi) institute any change in its accounting methods, principles or practices or revalue any assets, except as consistent with past practice or as required by a change in GAAP or pursuant to changes in or additions to FASB or SEC pronouncements and concurred with by its independent registered public accounting firm;

               (vii) with respect of any taxes, make or change any election, change any accounting method, enter into any closing agreement, settle any claim or assessment, or consent to any extension or waiver of the limitation period applicable to any material claim or assessment except as required by applicable law;

               (viii) issue any capital stock or other options, warrants or other rights to purchase or acquire capital stock, other than the exercise of options, warrants or other purchase rights pursuant to existing plans or arrangements outstanding on the date hereof;

               (ix) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities;

               (x) amend or permit the adoption of any amendments to the PerfectData or Merger Sub Charters or PerfectData or Merger Sub Bylaws or effect or become a party to any recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

               (xi) form any subsidiary or acquire any equity interest or other interest in any other person or entity (other than the formation of such subsidiaries as are necessary to effect the Merger);

               (xii) acquire, lease or license any right or other asset from any other person or sell or otherwise dispose of, or lease or license, any right or other asset to any other person or change the location of any of its assets or waive or relinquish or modify any material right;

               (xiii) lend money or incur or guarantee any indebtedness;

               (xiv) commence or settle any legal proceeding; or

               (xv) take, or agree to take, any of the actions described in subsections (i) through (xiv) or this Section 5.1(a).

          (b) Except as expressly provided in this Agreement, in Schedule 5.1(b) of the Sona Disclosure Statement or as expressly consented to in writing by PerfectData (which consent shall not be unreasonably withheld, delayed or conditioned), during the period from the date of this Agreement to the earlier of the termination of this Agreement or the Closing Date, Sona will, and shall cause the Sona Subsidiary to, (X) conduct its operations according to its ordinary and usual course of business consistent with past practice, (Y) use commercially reasonable efforts to preserve intact its business organization, to keep available the services of its officers and employees in each business function and to maintain satisfactory relationships with suppliers, distributors, customers and others having business relationships with it, and
(Z) not take any action which would adversely affect Sona's ability to consummate the Merger or the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing, and except as set forth in the Sona Disclosure Statement or as otherwise expressly provided in this Agreement, prior to the earlier of the termination of this Agreement or the Closing Date, Sona shall not, without the prior written consent of PerfectData (which consent shall not be unreasonably withheld, delayed or conditioned), directly or indirectly, do (or commit to do), and shall not, directly or indirectly, permit the Sona Subsidiairy to do (or commit to do), any of the following:

               (i) split, combine or reclassify any shares of its capital stock;

               (ii) authorize, recommend, solicit, propose or announce an intention to authorize, recommend, solicit or propose, or enter into any agreement with any other person with respect to any plan of liquidation or dissolution, any acquisition of a material amount of assets or securities, any disposition of a material amount of assets or securities, any material change in capitalization, or any material partnership, association, joint venture, joint development, technology transfer, or other material business alliance;

               (iii) fail to renew any insurance policy naming it as a beneficiary or a loss payee, or take any steps or fail to take any steps that would permit any insurance policy naming it as a beneficiary or a loss payee to be canceled, terminated or materially altered, except in the ordinary course of business and consistent with past practice and following written notice to PerfectData;

               (iv) maintain its books and records in a manner other than in the ordinary course of business and consistent with past practice;

               (v) enter into any hedging, option, derivative or other similar transaction or any foreign exchange position or contract for the exchange of currency other than in the ordinary course of business and consistent with past practice;

               (vi) institute any change in its accounting methods, principles or practices other than as required by GAAP, or the rules and regulations promulgated by the SEC and with the concurrence of its independent public accountants, or revalue any assets, including without limitation, writing down the value of inventory or writing off notes or accounts receivables;

               (vii) with respect of any taxes, make or change any material election, change any accounting method, enter into any closing agreement, settle any material claim or assessment, or consent to any extension or waiver of the limitation period applicable to any material claim or assessment except as required by applicable law;

               (viii) suspend, terminate or otherwise discontinue any planned or ongoing research and development activities, programs or other such activities which would be reasonably expected to have a Sona Material Adverse Effect;

               (ix) issue any capital stock or other options, warrants or other rights to purchase or acquire capital stock, other than the exercise of options or other purchase rights pursuant to existing plans or arrangements;

               (x) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock or repurchase, redeem or otherwise reacquire any shares of capital stock or other securities, other than any dividend to be distributed by a Sona Subsidiary to Sona prior to the Closing Date;

               (xi) amend or permit the adoption of any amendments to the Sona Charter or the Sona Bylaws or effect or become a party to any recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction;

               (xii) form any subsidiary or acquire any equity interest or other interest in any other person or entity;

               (xiii) commence or settle any legal proceeding; or

               (xiv) take, or agree to take, any of the actions described in subsections (i) through (xiii) or this Section 5.1(b).

          (c) From and after the date of this Agreement, each party hereto shall use all reasonable efforts to cause the Merger to qualify, and shall not take any actions or cause any actions to be taken which could reasonably be expected to prevent the Merger from qualifying, as a "reorganization" under Section 368(a)(2)(D) of the Code.

     Section 5.2. Stockholder Approval. PerfectData, as the sole stockholder of Merger Sub shall approve and adopt this Agreement and approve the Merger on behalf of Merger Sub. Sona shall take all action necessary in connection with applicable law to convene a meeting of the shareholders of Sona (or act by written consent) as promptly as practicable after the date hereof to consider and vote upon this Agreement and the transactions contemplated hereby. Sona shall, through its Board of Directors, recommend that its shareholders vote in favor of the adoption of this Agreement and approve the Merger and the transactions contemplated hereby.

     Section 5.3. Updating of the Disclosure Schedules.

          (a) From the date hereof until the Closing Date, PerfectData shall keep up to date the PerfectData Disclosure Statement and shall promptly notify Sona of any changes or additions or events which may, after the lapse of time, cause any change or addition in the PerfectData Disclosure Statement, other than changes to the PerfectData Disclosure Statement due to the consummation of the transactions contemplated hereby. This covenant and any notices by PerfectData hereunder shall not be deemed in any way to constitute a waiver by Sona of the condition herein which provides in part that the representations and warranties of PerfectData set forth herein shall be true and correct on the date hereof and on the Closing Date.

          (b) From the date hereof until the Closing Date, Sona shall keep up to date the Sona Disclosure Statement and shall promptly notify PerfectData of any changes or additions or events which may, after the lapse of time, cause any change or addition in the Sona Disclosure Statement, other than changes to the Sona Disclosure Schedule due to the consummation of the transactions contemplated hereby. This covenant and any notices by Sona hereunder shall not be deemed in any way to constitute a waiver by PerfectData of the condition herein which provides in part that the representations and warranties of Sona set forth herein shall be true and correct on the date hereof and on the Closing Date.

     Section 5.4. Access to Information.

          (a) PerfectData will afford to the officers, attorneys, accountants and other representatives of Sona full access during reasonable business hours to all of the assets, properties, books and records of PerfectData in order to afford Sona such full opportunity of review, examination and investigation as Sona shall desire with respect to the affairs of PerfectData and Merger Sub, and PerfectData shall furnish or cause to be furnished to Sona such financial and operating data and other information as to the condition (financial or otherwise), business, net worth, assets, properties or past operations of PerfectData and Merger Sub as Sona may reasonably request. No such review, examination or investigation by Sona shall affect or in any way diminish the representations, warranties or covenants of PerfectData or Merger Sub hereunder.

          (b) Sona will afford to the officers, attorneys, accountants and other representatives of PerfectData full access during reasonable business hours to all of the assets, properties, books and records of Sona and the Sona Subsidiary in order to afford PerfectData such full opportunity of review, examination and investigation as PerfectData shall desire with respect to the affairs of Sona and the Sona Subsidiary, and Sona shall furnish or cause to be furnished to PerfectData such financial and operating data and other information as to the condition (financial or otherwise), business, net worth, assets, properties or operations of Sona and the Sona Subsidiary as PerfectData may reasonably request. No such review, examination or investigation by PerfectData shall affect or in any way diminish the representations, warranties or covenants of Sona hereunder.

     Section 5.5. Fulfillment of Conditions and Covenants. No party will take any course of action inconsistent with satisfaction of the requirements or conditions applicable to it set forth in this Agreement. Each party shall promptly do all such acts and take all such measures as may be appropriate to enable it to perform as early as possible the obligations herein provided to be performed by it.

     Section 5.6. Public Announcements. Except as provided in Section 5.9 hereof, no party will issue or authorize to be issued any press release or similar announcement concerning this Agreement or any of the transactions contemplated hereby without the prior approval of the other party, which approval shall not be unreasonably withheld and shall be given, following an opportunity to review, to the extent practicable, and revise the scope and content of such disclosures, in order to allow compliance with the disclosure requirements of applicable securities laws and the rules and regulations thereunder.

     Section 5.7. Consents. Each party shall use its best efforts to obtain and to cooperate with each other party in the effort to obtain, as soon as reasonably practicable, all permits, authorizations, consents, waivers and approvals from third parties or governmental authorities necessary to consummate this Agreement and the transactions contemplated hereby. Each party shall pay its own expenses in connection with fulfilling its obligations under this
Section 5.7.

     Section 5.8. Certain Notifications. Each party shall promptly notify the others in writing of the occurrence of any event known to such party which will or could reasonably be expected to result in the failure to satisfy any of the conditions to the obligations of such other parties specified in this Agreement.

     Section 5.9. No Solicitation.

          (a) Unless and until this Agreement shall have been terminated pursuant to and in compliance with Section 8.1 hereof, neither PerfectData nor Sona shall (whether directly or indirectly through its respective advisors, agents or other  intermediaries),  nor shall  PerfectData  or Sona  authorize or permit any of its respective officers, directors, agents, employees, representatives or advisors to (i) solicit, initiate, encourage (including by way of furnishing information) or take any action to facilitate the submission of any inquiries, proposals or offers (whether or not in writing) from any person (other than PerfectData or Sona, as the case may be, and its respective affiliates) relating to (A) any acquisition or purchase of any of the assets of PerfectData or Sona, as the case may be, other than in the ordinary course of business or of any class of equity securities of PerfectData or Sona, as the case may be, (B) any tender offer (including a self tender offer) or exchange offer, (C) any merger, consolidation, business combination, sale of substantially all of its assets, recapitalization, liquidation, dissolution or similar transaction involving PerfectData or Sona, as the case may be, or (D) any other transaction the consummation of which would, or would reasonably be expected to, impede, interfere with, prevent or materially delay the Merger or which would or would reasonably be expected to materially dilute the benefits to the other party hereto of the transactions contemplated by this Agreement (collectively, "Acquisition Proposals"), or agree to, recommend or endorse any Acquisition Proposal, (ii) enter into or execute any agreement with respect to any of the foregoing or (iii) enter into or participate in any discussions or negotiations regarding any of the foregoing, or furnish to any other person any information with respect to its business, properties or assets in connection with the foregoing, or otherwise cooperate in any way with, or participate in or assist, facilitate, or encourage, any effort or attempt by any other person (other than PerfectData or Sona, as the case may be, and its respective affiliates) to do or seek any of the foregoing. Notwithstanding anything in this Section 5.9 to the contrary, PerfectData may sell shares to increase its Tangible Net Worth as provided in Section 2.1(g)(ii) hereof and Sona may sell shares of the Sona Common Stock or securities convertible into shares of the Sona Common Stock in a bridge financing, provided any such securities are reflected in the determination of shares to be issued pursuant to Section 2.1(f) hereof.

          (b) Nothing contained in this Agreement shall prohibit PerfectData or Sona (i) from complying with Rule 14e-2 and Rule 14d-9 under the Exchange Act with respect to a bona fide tender offer or exchange offer, (ii) from making any disclosure of an Acquisition Proposal to its respective stockholders or otherwise if its respective Board of Directors concludes in good faith, within five Business Days after consultation with its outside legal counsel, that such disclosure is necessary under applicable law or the failure to make such disclosure would be inconsistent with its fiduciary duties to its respective stockholders under applicable law or (iii) from participating in negotiations or discussions with or furnishing information to any person in connection with an Acquisition Proposal not solicited after the date hereof in breach of Section 5.9(a) above and which is submitted in writing by such person to the Board of Directors of PerfectData or Sona, as the case may be, after the date of this Agreement; provided, however, that, prior to participating in any such discussions or negotiations or furnishing any information, within five Business Days after its receipt of the Acquisition Proposal, the Board of Directors of PerfectData or Sona, as the case may be, shall have concluded in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal is reasonably likely to lead to a Superior Proposal
(as hereinafter defined in subsection (d) of this Section 5.9) and, after consultation with its outside legal counsel, that failure to participate in such negotiations or discussions or furnishing such information would be inconsistent with its fiduciary duties to the stockholders of PerfectData or Sona, as the case may be, under applicable law. PerfectData or Sona, as the case may be, shall promptly notify the other party hereto (but in no event later than three Business Days thereafter) if any Acquisition Proposal or inquiries regarding a potential Acquisition Proposal are received by, any information with respect to an Acquisition Proposal or a potential Acquisition Proposal is requested from, or any discussions or negotiations with respect to an Acquisition Proposal or a potential Acquisition Proposal are sought to be initiated or continued with, it or any of its representatives indicating, in connection with such notice, the name of the person or entity involved and a copy of any such Acquisition Proposal, with the intent of enabling such other party to make a matching offer so that the transactions contemplated hereby may be effected. PerfectData or Sona, as the case may be, shall thereafter keep the other party hereto informed, on a current basis, of the status and terms of any such inquiries or Acquisition Proposals and the status of any such negotiations or discussions. PerfectData or Sona, as the case may be, shall promptly furnish the other party hereto with copies of any written information (and advise it orally of any non-written information) provided to or by any person relating to an Acquisition Proposal to the extent such information has not previously been provided to such other party hereto.

          (c) Prior to the Effective Time, in the event the Board of Directors of PerfectData or Sona, as the case may be, by majority vote of all its members, determines in good faith that it has received a Superior Proposal and determines in good faith that not taking the following actions would be inconsistent with its fiduciary duties to PerfectData or Sona, as the case may be, under applicable law, PerfectData or Sona, as the case may be, and its respective Board of Directors may (i) withdraw, modify or change the Board of Directors' approval or recommendation of this Agreement or the Merger, (ii) approve or recommend such Superior Proposal to its stockholders, (iii) terminate this Agreement and pay the Termination Reimbursement Fee (as provided in Section 8.3 or Section 8.4 hereof) and (iv) publicly announce the Board of Directors' intention to do any or all of the foregoing.

          (d) "Superior Proposal" means a proposal with respect to any of the transactions described in clause (A), (B), (C) or (D) of the definition of Acquisition Proposal which the Board of Directors shall have concluded in good faith (i) is reasonably likely to be completed, taking into account all legal, financial, regulatory and other aspects of the Acquisition Proposal and the person making the proposal, (ii) if consummated, would result in a transaction more favorable to the stockholders of PerfectData or Sona, as the case may be, from a financial point of view than the transactions contemplated by this Agreement (taking into account any and all modifications proposed by PerfectData or Sona, as the case may be) and (iii) is fully financed (or, based on a good faith determination of the Board of Directors, is readily financiable); provided that the Board of Directors has received an opinion from its outside legal counsel that, based on the foregoing conclusions, failure to accept the Acquisition Proposal would be inconsistent with the directors' fiduciary duties to the stockholders of PerfectData or Sona, as the case may be.

     Section 5.10. SEC Filings.

          (a) PerfectData shall timely file with the SEC each report or other statement required to be filed under the Exchange Act, in each case subsequent to the date hereof and prior to the Effective Time and shall inform Sona of each such filing. As of their respective dates, PerfectData represents and warrants that such reports, or other statements, including any financial statements included therein, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading and will comply in all material respects with all applicable requirements of the federal securities laws (including, without limitation, the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, except that PerfectData makes no representation and warranty as to any information that was specifically provided by Sona for inclusion in such reports or statements. Each of the consolidated financial statements contained in such reports or statements
(i) shall be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q or Form 10-QSB), (ii) shall comply as to form in all material respects with applicable accounting requirements and with published rules and regulations of the SEC with respect thereto, and (iii) shall fairly present the consolidated financial position of PerfectData in all material respects as of the respective dates thereof.

          (b) PerfectData shall file with the SEC such reports, including, without limitation, a Current Report on Form 8-K complying with Item 5.03 thereof, and otherwise take such actions as the SEC rules and regulations may require, as shall be necessary to change its fiscal year and that of Merger Sub, effective with the Effective Time, from March 31 to December 31.

          (c)  Sona  shall  furnish  to  PerfectData,  on a timely  basis,  such information, including financial statements, as shall be necessary for PerfectData to comply with its reporting requirements under the federal securities laws (including, without limitation the Securities Act, the Exchange Act and the Sarbanes-Oxley Act) and the rules and regulations promulgated thereunder, which requirements include, without limitation, PerfectData's requirements (i) to file, and distribute to its stockholders a copy of, a statement pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder relating to the persons to be designated by Sona for election as directors of PerfectData and (ii) to file a Current Report on Form 8-K, whenever required to report with respect to the transactions contemplated by this Agreement, pursuant to Section 13 of the Exchange Act. Sona represents and warrants to PerfectData that such information, including any financial statements included therein, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

     Section 5.11. PerfectData Stockholders' Meeting. The parties hereto agree that, as soon as practicable after the Effective Time, but not later than 90 days thereafter, the then Board of Directors of PerfectData shall either (a) call the Annual Meeting of Stockholders or (b) seek the consent of the holders of at least a majority of the outstanding shares of capital stock entitled to vote at a stockholders meeting to approve an amendment to the PerfectData Charter increasing the number of authorized shares of the PerfectData Common Stock to such number of shares that, as a minimum, would permit (x) full conversion of the PerfectData Series A Preferred Stock and (y) the issuance of all of the Additional Shares. In calling such meeting or seeking such consent, the Board shall comply with Section 14 of the Exchange Act and the Delaware General Corporation Law and the rules and regulations promulgated thereunder.

     Section 5.12. PerfectData Directors.

          (a) The parties hereto agree that the PerfectData director remaining in office at the Closing Date shall be nominated for reelection as a director of the Company at least at the first Annual Meeting of Stockholders of PerfectData held after the Closing Date and the then directors shall use their best efforts to solicit proxies for his or her election at such meeting.

          (b) The parties agree that at least three of the directors post-closing of PerfectData shall, not later than three months after the Closing Date, meet the eligibility requirements imposed by The Nasdaq Stock Market, Inc. ("Nasdaq") for service on an audit committee of a Nasdaq-listed company.

     Section 5.13. Sona Salary Payments. The parties hereto agree that, following the Closing Date, PerfectData shall limit its payments of back salary and other compensation in arrears to officers, employees and consultants of Sona and the Sona Subsidiary to no more than $100,000 unless and until PerfectData consummates a financing for at least $500,000 in gross proceeds post-Closing Date or Sona has consummated a bridge financing in at least that amount prior to the Closing Date.

                                   ARTICLE VI
                        CONDITIONS TO OBLIGATIONS OF SONA

     The obligations of Sona to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment of each of the following conditions, except as Sona may waive any one or more such conditions (other than Section 6.4 hereof) in writing.

     Section 6.1. Performance. Each of PerfectData and Merger Sub shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed or satisfied by PerfectData and Merger Sub on or prior to the Closing Date, including, without limitation, PerfectData's obligation to file the Certificate of Designations and to have timely filed all SEC Reports required to have been filed under the Exchange Act.

     Section 6.2. Representations and Warranties. The representations and warranties of PerfectData and Merger Sub set forth herein shall be true and correct in all material respects on the date hereof and on the Closing Date, as if made again at and as of such time, subject to any transactions which are contemplated or permitted by this Agreement, except for any inaccuracies which, taken as a whole, would not reasonably result in a PerfectData Material Adverse Effect.

     Section 6.3. Material Adverse Change. From the date of this Agreement to the Closing Date, there shall have occurred no PerfectData Material Adverse Effect or any other change in the condition (financial or otherwise), net worth, assets or properties, of PerfectData and Merger Sub, taken as a whole, or any occurrence, circumstance or combination thereof, including litigation pending or threatened, which might reasonably result in any PerfectData Material Adverse Effect after the Effective Time.

     Section 6.4. Stockholder Approval. The requisite stockholder approvals have been obtained from the stockholders of Sona and PerfectData, as the sole stockholder of Merger Sub, has approved the Merger on behalf of Merger Sub.

     Section 6.5. Legal Opinion. Counsel to PerfectData shall, immediately prior to the Closing Date, have delivered to Sona its legal opinion, dated the Closing Date and addressed to Sona, in substantially the form of Exhibit G hereto.

     Section 6.6. Other Consents. On or prior to the Closing Date, PerfectData and Merger Sub shall have obtained all permits, authorizations, consents and approvals whether or not referred to, directly or indirectly, in this Agreement in form and substance satisfactory to Sona and Sona shall have received evidence satisfactory to it of the receipt of such permits, authorizations, consents and approvals.

     Section 6.7. Resignations. PerfectData and Merger Sub shall have delivered to Sona resignations, effective on the Closing Date, of four of the five directors and all of the officers of PerfectData and each of the directors and officers of Merger Sub, except for such officers as Sona may reasonably request to continue in service to facilitate the Closing and transition of new management.

     Section 6.8. Compliance with Financial Conditions. At the Closing Date, the Tangible Net Worth of PerfectData shall not be less than $750,000 as determined pursuant to Section 2.1(g) hereof and PerfectData shall have delivered a certificate from its Chief Financial Officer (a) as to the Tangible Net Worth as of the Closing Date, (b) listing all of the bank and money market accounts of PerfectData (including the name and address of the financial institution where such accounts are located), account numbers and the balances therein as of the Closing Day and (c) listing all of the other PerfectData assets and their location.

     Section 6.9. PerfectData Employees. Each employee of PerfectData as of the date of this Agreement and/or as of the Closing Date shall have delivered a waiver and release of any obligations of PerfectData to him or her, subject to payment to him or her of any salary, severance and accrued vacation pay through the date of his or her termination as an employee of PerfectData in amounts as disclosed in Schedule 6.9 of the PerfectData Disclosure Statement, all of which amounts shall have been included in the determination of Tangible Net Worth in
Section 2.1(g)(ii) hereof.

     Section 6.10. Stock Purchase Agreement. PerfectData shall have delivered a waiver and release executed by each of Millennium Capital Corporation ("Millennium"), Corey P. Schlossmann and William B. Wachtel as the Trustee of Digital Trust of any obligations of PerfectData to him or it as a Buyer pursuant to the Stock Purchase Agreement entered into on January 20, 2000 by and among PerfectData and the individuals and entities set forth on Exhibit A thereto as the Buyers.

     Section 6.11. Consulting Agreement. PerfectData shall have executed and delivered an Amendment terminating the Consulting Agreement dated January 20, 2000 (the "Consulting Agreement") by and among PerfectData, Millennium and JDK Associates, Inc. ("JDK") and terminating any obligation of PerfectData under the Consulting Agreement to Millennium and JDK except as to the warrant of each to purchase 10,000 shares of the PerfectData Common Stock and "piggyback" registration rights granted to JDK or its designee with respect to 150,000 shares of the PerfectData Common Stock that will be issued for the release.

     Section 6.12. Shapiro Employment Agreement. PerfectData shall have delivered an agreement terminating the Employment Agreement dated as of September 1, 2000, as amended (the "Employment Agreement"), by and between PerfectData and Harris A. Shapiro, Chairman of the Board, the Chief Executive Officer and a director of PerfectData and releasing PerfectData of any further obligations under the Employment Agreement to Mr. Shapiro except as to amounts, if any, as disclosed in Schedule 6.12 of the PerfectData Disclosure Statement, which amount, if any, shall have been included in the determination of Tangible Net Worth in Section 2.1(g)(ii) hereof.

     Section 6.13. Schlossmann Claims. Corey P. Schlossmann, a director of PerfectData, has delivered a waiver and release of any obligations of PerfectData to him other than those relating to his stock options under the PerfectData Option Plan or any director's fee earned prior to, but not paid as of, the Closing Date, and such director's fee(s) shall have been disclosed in
Schedule 6.13 of the PerfectData Disclosure Statement and have been included in the determination of Tangible Net Worth in Section 2.1(g)(ii) hereof.

     Section  6.14  PerfectData  1999  Authorization.   PerfectData's  Board  of
Directors shall have terminated the PerfectData 1999 Authorization prior to the Closing Date.

     Section 6.15. Stock Trading. The PerfectData Common Stock shall have continued to be traded on the OTC Bulletin Board of the National Association of Securities Dealers, Inc.

     Section 6.16. No Litigation. Immediately prior to the Effective Time, there shall (a) have been no order, decree or ruling issued or any other action taken by any court of competent jurisdiction or other governmental or self-regulatory authority, which has become final and nonappealable, restraining, enjoining or otherwise prohibiting the transactions contemplated under this Agreement or (b) be no litigation or proceeding pending against PerfectData or Merger Sub, or Sona, which, if decided adversely to such party would materially and adversely affect the transactions contemplated by this Agreement. Immediately prior to the Effective Time, there shall be no governmental or self-regulatory investigation or inquiry pending or threatened which might lead to or result in any litigation or proceeding of the nature referred to in the foregoing sentence.

     Section 6.17. Closing Certificates. PerfectData and Merger Sub shall have furnished to Sona such certificates (executed by its principal executive officer, its chief financial officer and its secretary to the best of his or her personal knowledge and information) to evidence its compliance with the conditions set forth in this Article VI as may be reasonably requested by Sona.


                                   ARTICLE VII
             CONDITIONS TO OBLIGATIONS OF PERFECTDATA AND MERGER SUB

     The obligations of PerfectData and Merger Sub to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment of each of the following conditions, except as PerfectData may waive any one or more such conditions in writing.

     Section 7.1. Performance. Sona shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed or satisfied by it on or prior to the Closing Date.

     Section 7.2. Representations and Warranties. The representations and warranties of Sona set forth in herein shall be true and correct in all material respects on the date hereof and on the Closing Date, as if made again at and as of such time, subject to any transactions which are contemplated or permitted by this Agreement, except for any inaccuracies which, taken as a whole, would not reasonably result in a Sona Material Adverse Effect.

     Section 7.3. Legal Opinion. Counsel to Sona shall, immediately prior to the Closing Date, have delivered to PerfectData an opinion, dated the Closing Date and addressed to PerfectData, in substantially the form of Exhibit H hereto.

     Section 7.4. Shareholder Approval. The requisite shareholder approvals have been obtained from the shareholders of Sona.

     Section 7.5. Other Consents. On or prior to the Closing Date, Sona shall have obtained all permits, authorizations, consents and approvals whether or not referred to, directly or indirectly, in this Agreement in form and substance satisfactory to PerfectData and PerfectData shall have received evidence satisfactory to it of the receipt of such permits, authorizations, consents and approvals.

     Section 7.6. Sona Financial Statements. Sona shall, not later than ten Business Days prior to the anticipated Closing Date, deliver to PerfectData true and correct copies of Sona's audited consolidated balance sheets as of December 31, 2004 and December 31, 2003, and the related audited statements of operations, shareholders' equity and cash flow, including all notes and schedules thereto, for the fiscal years ended December 31, 2004 and December 31, 2003, together with the reports on all such audited balance sheets and statements by Horwath Orenstein LLP, Sona's independent registered public accounting firm (the "Final Sona Financial Statements"). Sona shall have represented and warranted to PerfectData that each of the Final Sona Financial Statements (a) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved and (b) fairly presented the consolidated financial position of Sona as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, consistent with the books and records of Sona. Singer Lewak Greenbaum & Goldstein LLP, PerfectData's independent registered public accounting firm, shall have advised PerfectData that the Final Sona Financial Statements are acceptable for filing in a Current Report on Form 8-K.

     Section 7.7. No Litigation. Immediately prior to the Effective Time, there shall (a) have been no order, decree or ruling issued or any other action taken by any court of competent jurisdiction or other governmental or self-regulatory authority, which has become final and nonappealable, restraining, enjoining or otherwise prohibiting the transactions contemplated under this Agreement or (b) be no litigation or proceeding pending against PerfectData or Merger Sub or Sona, which, if decided adversely to such party would materially and adversely affect the transactions contemplated by this Agreement. Immediately prior to the Effective Time, there shall be no governmental or self-regulatory investigation or inquiry pending or threatened which might lead to or result in any litigation or proceeding of the nature referred to in the foregoing sentence.

     Section 7.8. Compliance with Financial Conditions. All the Closing Date, the Tangible Net Worth of PerfectData shall not be less than $750,000 as determined pursuant to Section 2.1(g) hereof.

     Section 7.9. Closing Certificates. Sona shall have furnished to PerfectData and Merger Sub such certificates (executed by its principal executive officer, its chief financial officer and its secretary to the best of his or her personal knowledge and information) to evidence its compliance with the conditions set forth in this Article VII as may be reasonably requested by PerfectData.

                                  ARTICLE VIII
                            TERMINATION AND REMEDIES

     Section 8.1. Termination. This Agreement may be terminated as follows:

          (a) By mutual written consent of Sona and PerfectData.

          (b) By either Sona or PerfectData if a court of competent jurisdiction or other governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and non-appealable.

          (c) By either Sona or PerfectData as provided in Section 2.1(g)(i) hereof.

          (d) By Sona (i) at any time if there was a material breach in any representation, warranty, covenant, agreement or obligation of PerfectData or Merger Sub contained in this Agreement and is incapable of being cured by PerfectData or is not actually cured within 15 days of written notice delivered by Sona; (ii) at any time if PerfectData fails to comply in any material respect with any provision of Article V binding upon it; or (iii) if Sona provides written notice of termination as contemplated by Section 5.9 hereof.

          (e) By Sona, upon written notice given to PerfectData if all of the conditions precedent set forth in this Agreement to be performed by PerfectData or Merger Sub have not been so performed and are not capable of being performed by April 15, 2005 (the "Deadline Date") unless the failure of such occurrence shall be due to the failure of Sona.

          (f) By PerfectData (i) at any time if there was a material breach in any representation, warranty, covenant, agreement or obligation of Sona contained in this Agreement and is incapable of being cured by Sona or is not actually cured within 15 days of written notice delivered by PerfectData; (ii) at any time if Sona fails to comply in any material respect with any provision of Article V binding upon it; (iii) if the Final Sona Financial Statements delivered pursuant to Section 7.6 hereof are, in the reasonable opinion of PerfectData, materially inconsistent with the Preliminary Sona Financial Statements delivered pursuant to Section 4.8 hereof; or (iv) if PerfectData provides written notice of termination as contemplated by Section 5.9.

          (g) By PerfectData, upon written notice given to Sona if all of the conditions precedent set forth in this Agreement to be performed by Sona have not been so performed and are not capable of being performed by the Deadline Date unless the failure of such occurrence shall be due to the failure of PerfectData.

     Section 8.2. Effect of Termination. Any termination of this Agreement under
Section 8.1 hereof shall be effective immediately upon delivery of a valid written notice from the terminating party to the other party, or, in the case of subsection (a) thereof, by delivery of the consent. Termination of this Agreement pursuant to Section 8 (other than a termination pursuant to Section 8.1(a) hereof) shall not in any way terminate, limit or restrict the rights and remedies of any party against any other party that has violated, breached or failed to satisfy any of the representations, warranties, covenants, agreements, conditions or other provisions of this

Agreement prior to termination hereof. No termination of this Agreement shall affect (i) the confidentiality obligations of the parties contained in Section
9.4 hereof,  (ii) the fee payment and expense  reimbursement  obligations  under
Section 5.9 hereof,  (iii) the reimbursement  obligations under Sections 8.3 and
8.4 hereof, or (iv) the remedies under Section 8.5 and 8.6 hereof, all of which obligations shall survive termination of this Agreement.

     Section 8.3. Termination Reimbursement Payment - PerfectData. In the event that this Agreement is terminated by Sona pursuant to Section 8.1(c), Section 8.1(d), or Section 8.1(e) hereof, PerfectData shall (a) pay to Sona, as liquidated damages and not as a penalty, the sum of $250,000 and (b) reimburse Sona for all of Sona's out-of-pocket expenses incurred in connection with the transactions contemplated by this Agreement (including, without limitation, the fees and expenses of Sona's legal counsel and accountants and the expenses of Sona's financial advisors). Such payments shall be made in cash, by wire transfer to an account designated by Sona, within five Business Days of PerfectData's receipt of appropriate documentation of Sona's fees and expenses.

     Section 8.4. Termination Reimbursement Payment - Sona. In the event that this Agreement is terminated by PerfectData pursuant to Section 8.1(f) hereof or
Section 8.1(g) hereof, upon such termination Sona shall (a) pay to PerfectData, as liquidated damages and not as a penalty, the sum of $250,000 and (b) reimburse PerfectData for all of PerfectData's out-of-pocket expenses incurred in connection with the transactions contemplated by this Agreement (including, without limitation, the fees and expenses of PerfectData's legal counsel and accountants and the expenses of PerfectData's financial advisors). Such payment shall be made in cash, by wire transfer to an account designated by PerfectData, within five Business Days of Sona's receipt of appropriate documentation of PerfectData's fees and expenses.

     Section 8.5. Sona's Remedy. In the event that, subsequent to the Effective Time and prior to the issuance of the Additional Shares to the former Sona shareholders pursuant to Section 2.6(b) hereof, either John Bush or Shawn Kreloff, currently officers, directors and shareholders of Sona and, subsequent to the Merger, officers, directors and stockholders of PerfectData, shall ascertain that PerfectData has materially breached one or more of its representations or warranties in this Agreement, which breach or breaches has or have resulted in losses, costs, damages or expenses to PerfectData aggregating at least $50,000 or $25,000 in the case of any adjustment to the Tangible Net Worth, then either John Bush or Shawn Kreloff may request that the Additional Shares be issued to the former Sona shareholders immediately, even if the terms and conditions of Section 2.6(b) hereof for such issuance have not been complied with, and the Transfer Agent, upon receipt of appropriate instructions to such effect, shall issue the Additional Shares to the former shareholders of Sona.

     Section 8.6. PerfectData's Remedy. In the event that, subsequent to the Effective Time and prior to the issuance of the Additional Shares to the former Sona shareholders pursuant to Section 2.6(b) hereof, Harris A. Shapiro ("Shapiro"), currently an officer, director and stockholder of PerfectData and, subsequent to the Merger, only a security-holder of PerfectData, shall ascertain that Sona had materially breached one or more of its representations or warranties in this Agreement, which breach or breaches has resulted in losses, costs, damages or expenses to PerfectData aggregating at least $50,000, then he may request that the reserve for the Additional Shares be cancelled, even if the terms and conditions of Section 2.6(c) hereof for such cancellation have not been complied with, and the Transfer Agent, upon receipt of appropriate instructions to such effect, shall cancel the reserve for the Additional Shares. In the event that Shapiro is unable or declines to act as provided in this Section 8.6, Corey P. Schlossman, currently a director of PerfectData and, after the Merger, only a security-holder of PerfectData, shall act in lieu of Shapiro.


                                   ARTICLE IX
                                OTHER PROVISIONS

     Section 9.1. Notices. Any notice or other communication required or which may be given hereunder shall be in writing and either delivered personally to the addressee, by facsimile to the addressee or mailed, certified or registered mail, postage prepaid, or by reputable overnight courier service and shall be deemed given when so delivered personally, sent by facsimile, or if mailed, two Business Days after the date of mailing, or if sent by reputable overnight courier service, one Business Day after being sent as follows (or to such other person or address as a party may subsequently furnish to the other in writing):

                  if to Sona:
                                    Sona Mobile, Inc.
                                    Victoria Tower
                                    44 Victoria Street
                                    Suite 801
                                    Toronto Ontario M5C 1Y2
                                    Canada
                                    Attention:  Mr. John Bush
                                    Fax: (416) 866-2970

                  with a copy to:

                                    Morse, Zelnick, Rose & Lander  LLP
                                    405 Park Avenue South
                                    Suite 1401
                                    New York, New York 10022
                                    Attention:  Joel J. Goldschmidt, Esq.
                                    Fax: (212) 838-9190

                  if to PerfectData or Merger Sub:

                                    PerfectData Corporation
                                    1445 East Los Angeles Avenue
                                    Suite 208
                                    Simi Valley, CA 93065
                                    Attention: Mr. Harris A. Shapiro
                                    Fax: (805) 581-4574
                  with a copy to:

                                    Wachtel & Masyr, LLP
                                    110 East 59th Street
                                    New York, New York  10022
                                    Attention: Robert W. Berend, Esq.
                                    Fax: (212) 909-9445

Any party may change its address by notice sent in accordance with this Section 9.1.

     Section 9.2. Entire Agreement. This Agreement (including the Disclosure Statements and Exhibits) contains the entire agreement among the parties with respect to the transactions contemplated hereby and supersedes all prior agreements, written or oral, with respect thereto, including, without limitation, the letter of intent dated January 11, 2005 between Sona and PerfectData. The Disclosure Statements and the Exhibits are a part of this Agreement as if set forth in full herein.

     Section 9.3. Amendment or Modification Agreement; Waiver. This Agreement may be amended, modified, superseded, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance, provided that no such amendment or modification shall materially change any terms or conditions of this Agreement if such alteration or change would materially and adversely affect the holders of the Sona Common Stock, the Sona Series A Preferred Stock or the PerfectData Common Stock. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder, preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

     Section 9.4. Confidentiality; Non-Disclosure. All information which is not public knowledge disclosed heretofore or hereafter by any party to any other party (including its attorneys, accountants or other representatives) in connection with this Agreement (including the existence of this Agreement and the terms thereof) shall be kept confidential by such other party, and shall not be used by such other party otherwise than for use as herein contemplated, except to the extent (a) it is or hereafter becomes public knowledge or becomes lawfully obtainable from other sources, including from a third party who is under no obligation of confidentiality to the party disclosing such information or to whom information was released without restriction, or (b) such other party is compelled to disclose such information by judicial or administrative process or, in the opinion of its counsel, by other requirements of law, or (c) such duty as to confidentiality and non-use is waived by the non-disclosing party. The obligations set forth in this Section 9.4 shall survive any termination of this Agreement. Notwithstanding the foregoing, the parties to this Agreement (and each employee, representative or other agent of the parties) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure provided for therein, provided, however, that no party (nor any employee, representative, or other agent thereof) shall disclose any information to the extent that such disclosure could result in a violation of any federal or state securities law.

     Section 9.5. Investigations. The respective representations and warranties of the parties contained herein or in any certificates or other documents delivered prior to or at the Closing shall not be deemed waived or otherwise affected by the investigation made by a party hereto.

     Section 9.6. Survival of Representations and Warranties. The representations and warranties of the parties contained in this Agreement shall survive the Closing and shall terminate and be of no further force or effect as of the first anniversary of the Closing Date.

     Section 9.7. Fees and Expenses. Except as otherwise expressly provided herein, each party shall bear its respective legal, accounting and other costs and expenses of any nature, relating to or in connection with the consummation of the transactions contemplated by this Agreement, incurred by each of them, whether or not the Merger is consummated or this Agreement is terminated.

     Section 9.8 Cooperation; Further Actions and Assurances. At any time and from time to time, each party agrees, without further consideration, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

     Section 9.9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to any principles of conflicts or laws; provided that any matter involving the internal corporate affairs of Sona shall be governed by the laws of the State of Washington.

     Section 9.10. Assignment; Third Party Beneficiaries. Neither this Agreement nor any right, interest or obligation hereunder shall be assigned by any party hereto without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended to confer any rights upon any person other than the parties to this Agreement.

     Section 9.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     Section 9.12. Interpretation. The Article and Section headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. The word "including" shall be deemed to mean "including without limitation" and the word "or" shall be inclusive.

     Section 9.13. Knowledge. For purposes of this Agreement, "knowledge" as of any date that a representation or warranty is given by a party shall mean the actual or constructive knowledge of the management of such party, at the level of vice president or above, and "knows" shall have a correlative meaning.

     Section 9.14. Rules of Construction. Each party to this Agreement has been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waives any rule of construction that would construe ambiguities against the party drafting the Agreement.

     Section 9.15. Definition of Business Day. When used in this Agreement, "Business Day" shall mean any day other than a Saturday, Sunday or a day on which national banks are authorized to close in the City of Los Angeles, California.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


PerfectData CORPORATION


By:
Name:    Harris A. Shapiro
Title:   Chairman of the Board and Chief Executive Officer


PERFECTDATA ACQUISITION CORPORATION


By:
Name:    Harris A. Shapiro
Title:   Chairman of the Board and Chief Executive Officer


SONA MOBILE, INC.


By:
Name:    John Bush
Title:   President and Chief Executive Officer

NEWS RELEASE : FOR IMMEDIATE RELEASE March 10, 2005

For further information:

PERFECTDATA CORPORATION             SONA MOBILE, INC.
Harris A. Shapiro                   John Bush
Chairman of the Board               President and CEO
(805) 581-4006                      (416) 866-4100



                  PERFECTDATA CORPORATION AND SONA MOBILE, INC.
                     ENTER INTO DEFINITIVE MERGER AGREEMENT


SIMI VALLEY, California, March 10, 2005 - - PerfectData Corporation (the "Company") (OTC Bulletin Board: PERF.OB) and Sona Mobile, Inc. announced today that they entered into a definitive Agreement and Plan of Merger.

Sona Mobile, Inc. (http://www.sonamobile.com), founded in 2003, through its wholly-owned subsidiary, Sona Innovations, Inc., provides mobile business solutions through a comprehensive suite of wireless solutions that allow enterprises to mobilize business applications rapidly and cost effectively. Sona Mobile, Inc. has offices and subsidiaries in the United States, Canada and the United Kingdom.

Sona Mobile has established a reputation as a leader in mobile technologies, helping enterprises deliver robust, reliable, and secure wireless access to critical, time-sensitive information.

A key differentiator that distinguishes Sona Mobile from its competitors is the Sona Wireless Platform (SWP). Created exclusively for wireless application development, the SWP is a wireless development platform that makes it easier and less costly to develop applications that deliver new or existing mission-critical data to a broad spectrum of mobile devices.

Beginning with its flagship product, MobileMarketsTM, which is marketed around the world as Telerate Mobile, Win MobileMarketsTM and EFO Mobile are used by some of the world's largest financial institutions.

Under the terms of the Merger Agreement, the shareholders of Sona Mobile, Inc. initially will own 80% of the merged entity and could own an additional 5% pursuant to a formula which is set forth in the Merger Agreement. Closing is subject to certain conditions precedent, so there can be no assurance as to when and if the contemplated transaction will be consummated. However, management of both companies are seeking to close the transaction in late March or early April.

"After a long search for a merger candidate which would increase stockholder value for the PerfectData stockholders, we are very pleased to execute this Merger Agreement with Sona Mobile and look forward to a fruitful relationship," Harris A. Shapiro, PerfectData's Chairman and Chief Executive Officer, stated.

"We look forward to completing our merger with PerfectData," said John Bush, President and CEO of Sona Mobile, Inc. "We are excited at being a public company, which we believe will allow us to execute on our growth strategy."

                                      * * *

The release herein may contain or identify a forward-looking statement. These statements are based on a number of assumptions and estimates, which are inherently subject to uncertainty and contingencies, many of which are beyond the control of the Company and reflect future business decisions which are subject to change.